Prospectus                                                      December 1, 1995
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          PaineWebber/Kidder, Peabody California Tax Exempt Money Fund
    1285 AVENUE OF THE AMERICAS   NEW YORK, NEW YORK 10019   (800) 647-1568

PaineWebber/Kidder, Peabody California Tax Exempt Money Fund (the 'Fund') is a non-diversified, open-end management investment company. The Fund's objective is the maximization of current income exempt from Federal and State of California personal income taxes consistent with the preservation of capital and the maintenance of liquidity. The Fund attempts to achieve its objective by investing primarily in short-term California Municipal Obligations. See 'Investment Objective and Policies.' Shares of the Fund are offered exclusively to existing shareholders and shareholders of other PaineWebber/Kidder, Peabody money market funds who may exchange their shares for shares of the Fund.

The board of trustees of the Fund has approved a Plan of Reorganization and Termination ('Reorganization') for submission to the Fund's shareholders, at a special meeting expected to be held on December 4, 1995. If the proposed Reorganization is approved and implemented, all of the Fund's assets will be acquired and its liabilities assumed by PaineWebber RMA California Municipal Money Fund in a tax-free reorganization. As a result of the Reorganization, the two funds' assets would be combined and each Fund shareholder would, on the closing date of the transaction, receive shares of PaineWebber RMA California Municipal Money Fund having an aggregate value equal to the value of the shareholder's holdings in the Fund. There can be no assurance that the Fund's shareholders will approve the Reorganization.

An investment in the Fund is neither insured nor guaranteed by the U.S. Government. While the Fund seeks to maintain a stable net asset value of $1.00 per share, there can be no assurance that it will be able to do so.

PaineWebber Incorporated ('PaineWebber'), 1285 Avenue of the Americas, New York, New York 10019, serves as the Fund's investment adviser, administrator and distributor. Mitchell Hutchins Asset Management Inc. ('Mitchell Hutchins'), 1285 Avenue of the Americas, New York, New York 10019, a wholly owned subsidiary of PaineWebber, serves as the Fund's sub-adviser and sub-administrator. See 'Management of the Fund.'

The Fund's Trustees and shareholders have approved a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the 'Plan of Distribution'), pursuant to which the Fund pays a maximum annual fee of .12% of its average daily net assets to PaineWebber. See 'The Distributor.'

This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission (the 'SEC') in a Statement of Additional Information dated December 1, 1995 which is hereby incorporated by reference, and is available without charge upon request made to the Fund at the above address. Shareholder inquiries may be directed to the Fund at the same address.

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               INVESTMENT ADVISER, ADMINISTRATOR AND DISTRIBUTOR
                            PaineWebber Incorporated
                       SUB-ADVISER AND SUB-ADMINISTRATOR
                    Mitchell Hutchins Asset Management Inc.
--------------------------------------------------------------------------------

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND  EXCHANGE COMMISSION OR ANY  STATE SECURITIES COMMISSION NOR HAS
       THE SECURITIES AND EXCHANGE  COMMISSION OR ANY STATE  SECURITIES
         COMMISSION  PASSED  UPON THE  ACCURACY  OR ADEQUACY  OF THIS
              PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                                 CRIMINAL OFFENSE.


--------------------------------------------------------------------------------

                                   FEE TABLE
The purpose of the Fee Table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For more detailed information on these costs and expenses, see 'Management of the Fund' and 'The Distributor.'

ANNUAL FUND OPERATING EXPENSES FOR THE FISCAL YEAR ENDED JULY 31, 1995
(as a percentage of average daily net assets)
Management Fees.................................................................                     .50%
12b-1 Fees......................................................................                     .12
Other Expenses..................................................................                     .11
                                                                                                     ---
         Total Fund Operating Expenses..........................................                     .73%
                                                                                                     ---
                                                                                                     ---

EXAMPLE*                                               1 YEAR       3 YEARS      5 YEARS     10 YEARS
---------------------------------------------------  -----------  -----------  -----------  -----------
A shareholder would pay the following expenses on a
  $1,000 investment, assuming (1) 5% annual return,
  (2) total annual operating  expenses as shown  in
  the fee table set out above and (3) redemption at
  the end of each time period......................      $7           $23          $41          $91
                                                     -----------  -----------  -----------  -----------

------------------
* The amounts shown in the example assume reinvestment of all dividends and distributions and should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. The assumed 5% annual return is hypothetical and should not be considered a representation of the Fund's past or future annual return. The actual annual return of the Fund may be greater or less than the assumed return.

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                                   HIGHLIGHTS

---------------------------------------------------------------------------------------------------------------------------
-------------------
The Fund                    The Fund  is  a  non-diversified,  open-end, management  investment  company  whose  investment objective  is the maximization  of current income  exempt from Federal  and State of California personal income  taxes to  the  extent consistent  with the  preservation  of capital  and  the maintenance  of liquidity  through investments primarily  in short-term debt  securities of the
                            State of California,  its political  subdivisions, authorities and  corporations, the  interest from  which is, in the opinion of bond counsel  to the issuer, exempt from Federal and State of
                            California personal income taxes.
---------------------------------------------------------------------------------------------------------------------------
-------------------
Benefits of                 Mutual  funds,  such  as  the  Fund,  are  flexible  investment  tools  that  are  increasingly
Investing                   popular  -- one of four American households now owns  shares of at least one mutual fund -- for
in the                      very sound reasons. The Fund offers investors the following important benefits:
Fund
                            Tax Exempt Investing for California Investors
                             The Fund offers investors the opportunity to receive dividends consisting primarily of  income that is exempt from Federal and California personal income taxation. See 'Investment Objective and Policies.'
                            Professional Management
                             By pooling the monies of many investors, the Fund enables shareholders to obtain the  benefits of full-time professional management  and a degree of  diversification of investments that  is typically  beyond  the means  of most  investors.  The Fund's  investment adviser  reviews the fundamental characteristics of far more securities than can a typical individual investor  and may  employ portfolio management techniques that frequently are not used by individual or many institutional investors. Additionally,  the larger  denominations of securities  in which  the
                             Fund  invests  may  result in  better  overall  prices for  the  investments.  See 'Investment
                             Objective and Policies.'
                            Transaction Savings
                             By investing  in the  Fund, a  shareholder  is able  to  acquire  ownership in  a  diversified portfolio  of securities without paying the higher transaction costs generally associated with a series of small securities purchases.
                            Convenience
                             Fund   shareholders  are  relieved  of  the  administrative  and  recordkeeping  burdens   and
                             coordination of maturities normally associated with direct ownership of securities.
                            Quality
                             All securities  in which the  Fund invests will  be rated in  one  of the  two highest  rating categories for  debt obligations  by at  least two  nationally recognized  statistical  rating organizations  (or  one rating  organization  if the  instrument was  rated  only by  one such organization) or  determined to  be of  comparable quality  by the  Fund's investment  adviser acting  under the supervision of the Trustees if not  so rated, and will also be determined to present minimal credit risks.

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
                            Liquidity
                             The Fund's  convenient purchase  and  redemption procedures  provide shareholders  with  ready access  to their money  and reduce the delays  frequently involved in  the direct purchase and sale of securities. See 'Purchase of Shares' and 'Redemption of Shares.'
                            Exchange Privilege
                             Shareholders of  the Fund  may  exchange all  or a  portion  of  their  shares for  shares  of specified PaineWebber/Kidder, Peabody money market funds. See 'Exchange Privilege.'
---------------------------------------------------------------------------------------------------------------------------
-------------------
Purchase of                 The  purchase price for  shares of the  Fund is the  net asset value  per share next determined
Shares                      after receipt by the Fund of  a purchase order in proper form.  Shares of the Fund are  offered exclusively  to  existing shareholders  and shareholders  of other  PaineWebber/Kidder, Peabody money market funds  who may  exchange their shares  for shares  of the Fund.  See 'Purchase  of
                            Shares' and 'Determination of Net Asset Value.'
---------------------------------------------------------------------------------------------------------------------------
-------------------
Redemption of               Shares  of the Fund  may be redeemed  at the Fund's  net asset value  per share next determined
Shares                      after  receipt  by   the  transfer   agent  of  instructions   from  PaineWebber   Incorporated
                            ('PaineWebber'). See 'Redemption of Shares' for a discussion of the various alternative methods of redeeming shares of the Fund and 'Determination of Net Asset Value.'
---------------------------------------------------------------------------------------------------------------------------
-------------------
Management                  PaineWebber  serves as investment adviser and administrator  of the Fund and receives an annual
Services                    fee of .50% of  the Fund's average  daily net assets. Mitchell  Hutchins Asset Management  Inc.
                            ('Mitchell  Hutchins') serves as the Fund's sub-adviser and sub-administrator and receives from
                            PaineWebber (not the  Fund) 20%  of the  fee received by  PaineWebber. See  'Management of  the
                            Fund.'
---------------------------------------------------------------------------------------------------------------------------
-------------------
Distributor                 PaineWebber serves as distributor of the Fund's shares. See 'The Distributor.'
---------------------------------------------------------------------------------------------------------------------------
-------------------
Dividends                   The Fund declares dividends on each day the New York Stock Exchange is open for business of all of its daily net income to shareholders of record. See 'Dividends, Distributions and Taxes.'

---------------------------------------------------------------------------------------------------------------------------
-------------------
Risk Factors                Investing  in an investment company  that invests in Municipal  Obligations (as defined herein)
                            involves risks. The value of  a Municipal Obligation is dependent  on, among other things,  the ability  of its issuer to pay interest and repay  principal in accordance with the terms of the instrument. In addition,  as a non-diversified  fund, the Fund  may concentrate investments  in individual  issuers to a greater degree  than a diversified fund and  an investment in the Fund may under certain circumstances  present greater risk  to an investor than  an investment in  a diversified  fund.  Further,  because  the  Fund  invests  primarily  in  California  Municipal
                            Obligations, the Fund  is subject  to economic  and other  factors affecting  issuers of  those obligations.  See 'Investment Objective and Policies -- Risk Factors -- Investing in California
                            Municipal Obligations' and ' -- Other Investment Considerations.'

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                              FINANCIAL HIGHLIGHTS

The table below provides selected per share data and ratios for each of the periods shown. This information is supplemented by the financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended July 31, 1995, which are incorporated by reference into the Statement of Additional Information. The financial statements and notes, and the financial information for the fiscal year ended July 31, 1995 appearing in the table below, have been audited by Ernst & Young LLP, independent auditors, whose report thereon is included in the Annual Report to Shareholders. The financial information for the prior fiscal years was audited by other auditors whose reports thereon were unqualified. Further information about the Fund's performance is also included in the Annual Report to Shareholders, which may be obtained without charge.

--------------------------------------------------------------------------------

                                                                        YEAR ENDED JULY 31,
                                      ---------------------------------------------------------------------------------------
                                        1988`D'         1989       1990       1991       1992       1993      1994      1995
                                      ---------------------------------------------------------------------------------------
Net asset value, beginning of
  year..............................      $1.00        $1.00      $1.00      $1.00      $1.00      $1.00     $1.00     $1.00
                                      ---------------------------------------------------------------------------------------
Net investment income...............      0.042        0.054      0.051      0.040      0.028      0.018     0.018     0.028
Dividends from net investment
  income............................     (0.042)      (0.054)    (0.051)    (0.040)    (0.028)    (0.018)   (0.018)   (0.028)
                                      ---------------------------------------------------------------------------------------
Contribution to capital from
  predecessor advisor...............         --            --        --         --         --         --        --     0.002
                                      ---------------------------------------------------------------------------------------
Net asset value, end of year........      $1.00        $1.00      $1.00      $1.00      $1.00      $1.00     $1.00     $1.00
                                      ---------------------------------------------------------------------------------------
                                      ---------------------------------------------------------------------------------------
Total return(1).....................       4.20%*       5.56%      5.15%      4.11%      2.93%      1.81%     1.81%     2.87%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in
  thousands)........................   $147,227     $221,844   $259,101   $202,779   $202,854   $202,443  $182,892  $153,882
                                      ---------------------------------------------------------------------------------------
                                      ---------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution
  fees..............................        .59%*        .65%       .67%       .70%       .71%       .71%      .70%     0.73%
Net investment income...............       4.33%*       5.47%      5.07%      4.06%      2.84%      1.79%     1.80%     2.80%

(1) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at net asset value on the payable date, and a sale at net asset value on the last day of each period reported.
`D' From August 17, 1987 (commencement of investment operations) to July 31,
    1988.
 *  Annualized.

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                                     YIELD

The chart below shows the current and effective yields, calculated in accordance with rules of the SEC, and the average portfolio maturity for the seven-day periods ended July 31, 1995 and November 1, 1995.

                                                                          7/31/94    11/1/94
                                                                          --------   --------
Current Yield..........................................................    3.03%      2.98%
Effective Yield........................................................    3.07%      3.03%
Average Portfolio Maturity.............................................   54 days    47 days

     From time to time, the Fund advertises its 'current yield' and 'effective yield.' Both yield figures are based on historical earnings and are not intended to indicate future performance. The 'current yield' of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then 'annualized.' That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The 'effective yield' is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The 'effective yield' will be slightly higher than the 'current yield' because of the compounding effect of this assumed reinvestment. The Statement of Additional Information describes in more detail the methods used to calculate the yields of the Fund.

     Performance data for the Fund may, in reports and promotional literature, be compared to: (i) other mutual funds tracked by IBC/Donoghue's Money Fund Report and Lipper Analytical Services, widely used independent research firms which rank mutual funds by overall performance, investment objective and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; (ii) unmanaged indices so that investors may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; and (iii) the Consumer Price Index, an inflation measure. Promotional and advertising literature also may refer to discussions of the Fund and comparative mutual fund data and ratings reported in independent periodicals.

                       INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Fund is the maximization of current income exempt from Federal and State of California personal income taxes consistent with the preservation of capital and the maintenance of liquidity. The Fund attempts to achieve its objective by investing primarily in debt securities of the State of California, its political subdivisions, authorities and corporations, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal and State of California personal income taxes (collectively, 'California Municipal Obligations'). To the extent acceptable California Municipal Obligations are at any time unavailable for investment by the Fund, the Fund will invest, for temporary defensive purposes, primarily in other debt securities the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal, but not State of California, income tax. The Fund may not generate as high a level of income as other investment companies which invest in lower quality or long term securities. The Fund's investment objective cannot be changed without approval by the holders of a majority of

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the Fund's outstanding voting shares, as  defined in the Investment Company  Act of 1940, as amended (the 'Act'). There can be no assurance that the Fund's investment objective will be achieved.

MUNICIPAL OBLIGATIONS

Debt securities, the interest from which is exempt from Federal income tax in the opinion of bond counsel to the issuer, are referred to as 'Municipal Obligations.' Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds, in most cases, are revenue bonds and generally do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on behalf of which they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal Obligations bear fixed, variable or floating rates of interest.

MANAGEMENT POLICIES

It is a fundamental policy of the Fund that it invest at least 80% of its net assets in Municipal Obligations and at least 65% of its net assets in California Municipal Obligations except when maintaining a temporary defensive position. The remainder of the Fund's net assets may be invested in securities that are not California Municipal Obligations and, therefore, may be subject to California state income tax. See 'Risk Factors -- Investing in California Municipal Obligations' below, and 'Dividends, Distributions and Taxes.'

     The Fund may invest more than 25% of the value of its assets in Municipal Obligations which are related in such a way that an economic, business, or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects.

     The Fund also may invest more than 25% of the value of its assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental users. Interest on Municipal Obligations (including certain industrial development bonds) which are specified private activity bonds, as defined in the Internal Revenue Code of 1986, as amended (the 'Code'), issued after August 7, 1986, while exempt from Federal income tax, is a preference item for the purpose of the alternative minimum tax. Where a regulated investment company receives such interest, a proportionate share of any exempt-interest dividend paid by the investment company may be treated as such a preference item to the shareholder. The Fund does not presently intend to purchase any such private activity bonds but reserves the right to acquire such bonds in the future. The Fund does not invest more than 20% of its net assets in obligations the interest from

--------------------------------------------------------------------------------
which gives rise to a preference item for the purpose of the alternative minimum tax and, except for temporary defensive purposes, in other investments subject to Federal income tax.

     The Fund may purchase floating and variable rate demand obligations which are tax exempt obligations that normally have stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these obligations fluctuate from time to time. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Use of letters of credit or other support arrangements will not adversely affect the tax exempt status of these obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Fund will meet the quality criteria established for the purchase of Municipal Obligations. Mitchell Hutchins, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations in the Fund's portfolio. The Fund will not invest more than 10% of the value of its net assets in floating or variable rate demand obligations as to which the Fund cannot exercise the demand feature on not more than seven days' notice if there is no secondary market available for these obligations, and in other securities that are not readily marketable. See 'Investment Restrictions' below.

     The Fund may purchase from financial institutions participation interests in Municipal Obligations (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives the purchaser an undivided interest in the Municipal Obligations in the proportion that the purchaser's participation interest bears to the total principal amount of Municipal Obligations. These instruments may be variable rate or fixed rate with remaining maturities of 397 days or less. If the participation interest is unrated, or has been given a rating below that which otherwise is permissible for purchase by the Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank that the Trustees have determined meets the prescribed quality standards for banks set forth below or the payment obligation otherwise will be collateralized by U.S. Government securities or other securities deemed appropriate by the Trustees, or the underlying Municipal Obligations will be permissible investments for the Fund. For certain participation interests, the Fund will have the right to demand payment, upon a specified number of days' notice, for all or any part of the Fund's participation interest in the Municipal Obligations, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the Municipal Obligations, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio. The Fund will not invest more than 10% of the value of its net assets in participation interests that do not have this demand feature, and in other securities that are not readily marketable.

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     The Fund  may  acquire  stand-by  commitments  with  respect  to  Municipal
Obligations held in its portfolio. Under a stand-by commitment, the Fund obligates a dealer to repurchase at the Fund's option specified securities at a specified price. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such security's yield to investors.

     The Fund may invest, for other than temporary defensive purposes in an amount not to exceed 20% of its net assets, or without limitation for temporary defensive purposes, in taxable short-term investments ('Taxable Investments') consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of Moody's Investors Service, Inc. ('Moody's') or Standard & Poor's Ratings Group ('S&P'); obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated Prime-1 by Moody's or A-1 or better by S&P; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing with selected registered or unregistered securities dealers or banks. Under normal market conditions, the Fund does not invest more than 5% of its total assets in any one category of Taxable Investments. Dividends paid by the Fund that are attributable to income earned from Taxable Investments will be taxable to shareholders. If the Fund purchases Taxable Investments, it will value them using the amortized cost method and comply with the provisions of Rule 2a-7 under the Act relating to purchases of taxable instruments. To the extent the Fund is invested in Taxable Investments, it will not be achieving its objective of maximizing tax exempt income. See 'Dividends, Distributions and Taxes.' Taxable Investments are more fully described in the Statement of Additional Information.

     The Fund seeks to maintain a net asset value of $1.00 per share for purchases and redemptions. To do so, the Fund uses the amortized cost method of valuing its securities pursuant to Rule 2a-7 under the Act, certain requirements of which are summarized as follows. In accordance with Rule 2a-7, the Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less and invest only in U.S. dollar denominated securities determined in accordance with procedures established by the Trustees to present minimal credit risks and which are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the instrument was rated only by one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Trustees. The nationally recognized statistical rating organizations currently rating investments of the type the Fund may purchase are Moody's and S&P and their rating criteria are described in the Fund's Statement of Additional Information. For further information regarding the amortized cost method of valuing securities, see 'Determination of Net Asset Value' in the Fund's Statement of Additional Information. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

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INVESTMENT RESTRICTIONS

The policies described in this paragraph summarize certain important investment restrictions of the Fund which can only be changed with the approval of a vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. All of the Fund's investment restrictions are set forth in the Statement of Additional Information. The Fund may (i) borrow money from banks, but only for temporary or emergency (not leveraging) purposes, in an amount up to 10% of its total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made; (ii) pledge, hypothecate, mortgage or otherwise encumber its assets, but only in an amount up to 10% of the value of its total assets to secure borrowings for temporary or emergency purposes; (iii) invest up to 25% of its assets in the securities of issuers in any single industry, provided that there is no such limitation on the purchase of Municipal Obligations or, for temporary defensive purposes, in securities issued by domestic banks and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (iv) invest up to 10% of its net assets in repurchase agreements maturing in more than seven days and in securities not readily marketable (which securities would include floating and variable rate demand notes as to which the Fund cannot exercise the related demand feature described above and as to which there is no secondary market); and (v) invest up to 10% of its net assets in time deposits maturing in two business days through seven calendar days.

RISK FACTORS -- INVESTING IN CALIFORNIA MUNICIPAL OBLIGATIONS

There are certain risks associated with the Fund's investment in California Municipal Obligations. These risks result from certain amendments to the California Constitution and other statutes that limit the taxing and spending authority of California governmental entities and from the overall financial condition of the State of California. Since the start of the State's 1990-91 fiscal year, the State has experienced the worst economic, fiscal and budget conditions since the 1930s. As a result, the State has experienced recurring budget deficits for four of the five fiscal years ending with 1991-92. The State had an operating surplus of approximately $109 million in 1992-93 and $917 million in 1993-94. However, at June 30, 1994, according to California's Department of Finance, the State's Special Fund for Economic Uncertainties had an accumulated deficit, on a budget basis, of approximately $1.8 billion. A further consequence of the large budget imbalances has been that the State depleted its available cash resources and has had to use a series of external borrowings to meet its cash needs. To meet its cash flow needs in the 1994-95 fiscal year, the State issued, in July and August 1994, $4.0 billion of revenue anticipation warrants and $3.0 billion of revenue anticipation notes. The 1994-95 Budget Act contains a plan to retire a projected $1.025 billion deficit in the 1995-96 fiscal year. The Department of Finance projects that, after repaying the last of the carryover budget deficit, there will be a positive balance of $28 million in the Special Fund for Economic Uncertainties at June 30, 1996. As a result of the deterioration in the State's budget and cash situation, between October 1991 and July 1994 the rating on the State's general obligation bonds was reduced by S&P from AAA to A and by Moody's from Aaa to A. These and other factors may impair the ability of issuers of California Municipal Obligations to pay interest and principal on their obligations. See the Statement of Additional Information for a more complete discussion of such risks.

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OTHER INVESTMENT CONSIDERATIONS

Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities.

     New issues of Municipal Obligations usually are offered on a when-issued basis; that is, delivery and payment for such Municipal Obligations ordinarily take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the Municipal Obligations are fixed at the time the Fund enters into the commitment. The Fund will make commitments to purchase such Municipal Obligations only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable, although any gain realized on such sale would be taxable. The Fund will not accrue income in respect of a when-issued security prior to its stated delivery date. No additional when-issued commitments will be made if more than 20% of the Fund's net assets would be so committed.

     Municipal Obligations purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Municipal Obligations purchased on a when-issued basis may expose the Fund to risk because they may experience such fluctuations prior to their actual delivery. Purchasing Municipal Obligations on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place actually may be higher than those obtained in the transaction itself. A segregated account of the Fund consisting of cash or liquid debt securities at least equal to the amount of the when-issued commitments will be established and maintained at the Fund's custodian bank. Purchasing Municipal Obligations on a when-issued basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.


     Certain municipal lease/purchase obligations in which the Fund may invest may contain 'non-appropriation' clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although 'non-appropriation' lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult.


     Certain provisions in the Code relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of Municipal Obligations available for purchase by the Fund and thus reduce available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in the Fund. Proposals that may restrict or eliminate the income tax exemptions for interest on Municipal Obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by the Fund so as to adversely affect Fund shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a

                                       12

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type of Municipal Obligation as taxable, the Fund would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.

     The Fund's classification as a 'non-diversified' investment company means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the Act. A 'diversified' investment company is required by the Act generally to invest, with respect to 75% of its total assets, not more than 5% of such assets in the securities of a single issuer. However, the Fund conducts its operations so as to qualify as a 'regulated investment company' for purposes of the Code, which requires that, at the close of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets be invested in cash, U.S. Government securities, the securities of other regulated investment companies and other securities with, for purposes of this calculation, not more than 5% of the Fund's total assets invested in such other securities of a single issuer; and (ii) not more than 25% of the Fund's total assets be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). Since a relatively high percentage of the Fund's assets may be invested in the obligations of a limited number of issuers, the Fund's portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

The business and affairs of the Fund are managed under the direction of its Trustees. The day-to-day operations of the Fund are conducted through or under the direction of its officers. The Statement of Additional Information contains general background information regarding each Trustee and officer of the Fund.

MANAGEMENT

At a special meeting of shareholders on April 13, 1995, shareholders approved a new investment advisory and administration agreement with PaineWebber and a new sub-advisory and sub-administration agreement with Mitchell Hutchins. PaineWebber and Mitchell Hutchins are located at 1285 Avenue of the Americas, New York, New York 10019. Mitchell Hutchins is a wholly owned subsidiary of PaineWebber, which in turn is wholly owned by Paine Webber Group Inc., a publicly owned financial services holding company. As of October 31, 1995, PaineWebber or Mitchell Hutchins served as investment adviser or sub-adviser to 38 investment companies with an aggregate of 75 separate portfolios and aggregate assets of over $29 billion.

     The Fund pays the same fee for investment advisory and administration services to PaineWebber as previously paid to Kidder Peabody Asset Management, Inc. ('KPAM'), the Fund's predecessor investment adviser and administrator. PaineWebber (not the Fund) pays Mitchell Hutchins a fee for sub-advisory and sub-administration services at the annual rate of 20% of the fee received by PaineWebber from the Fund. PaineWebber and Mitchell Hutchins continue to manage the Fund in accordance with the Fund's investment objective, policies and restrictions.

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     As compensation for PaineWebber's services,  the Fund pays a fee,  computed daily and paid monthly, at an annual rate of .50% of the Fund's average daily net assets. For the fiscal year ended July 31, 1995, the Fund's total expenses represented .73% of its average daily net assets.

     Mitchell Hutchins manages the Fund's portfolio in accordance with the stated policies of the Fund, makes investment decisions for the Fund and places the purchase and sale orders for portfolio transactions. Although investment decisions for the Fund are made independently from those of the other accounts managed by Mitchell Hutchins, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by Mitchell Hutchins are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales are allocated in a manner believed by Mitchell Hutchins to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

     Mitchell   Hutchins   investment   personnel  may   engage   in  securities
transactions for their own accounts to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

                             PORTFOLIO TRANSACTIONS

Mitchell Hutchins places the orders for the purchase and sale of the Fund's portfolio securities. Transactions are allocated to various dealers by Mitchell Hutchins in its best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable Mitchell Hutchins to supplement its own research and analysis with the views and information of other securities firms. No brokerage commissions have been paid to date.

     Investment decisions for the Fund are made independently from those of any other fund(s) managed by Mitchell Hutchins. If, however, funds managed by Mitchell Hutchins are simultaneously engaged in the purchase or sale of the same security, the transactions are averaged as to price and allocated equitably to each fund. In some cases, this system might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund.

                               SHARES OF THE FUND

The Fund was organized as a Massachusetts business trust on May 7, 1987 and commenced operations on August 17, 1987. On January 30, 1995, the name of the Fund changed from 'Kidder, Peabody California Tax Exempt Money Fund' to 'PaineWebber/Kidder, Peabody California Tax Exempt Money Fund.' The Trustees may issue an unlimited number of full and fractional shares of beneficial interest with $.001 par value per share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. Shares have no preemptive or conversion rights and are fully paid and non-assessable. The shareholders of the Fund are entitled to a full vote for each full share held and proportionate, fractional votes for fractional shares held. Meetings of shareholders may be called by the Trustees in their discretion or upon demand by the holders of at least 10% of the outstanding shares of the Fund for the purpose of electing or removing Trustees.

                                       14

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     In the interest of economy  and convenience, certificates representing  the
Fund's  shares  are not  physically  issued. Investors  Fiduciary  Trust Company
('IFTC'),  the  Fund's   custodian,  and  transfer,   dividend  disbursing   and
recordkeeping agent, maintains a record of each shareholder's ownership. Each shareholder receives confirmation of orders from PaineWebber. Fund shares and any dividends paid by the Fund are reflected in statements from PaineWebber.

     The Declaration of Trust (the 'Declaration') establishing the Fund refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Fund shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of the Fund but the Trust Estate only shall be liable. For more information on the Fund's shares and organization as a Massachusetts business trust, see the Statement of Additional Information.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund declares dividends of all of its daily net investment income on each day the New York Stock Exchange (the 'NYSE') is open for business. Dividends are paid monthly and are automatically reinvested in additional Fund shares at net asset value or, at the shareholder's option, paid in cash. The Fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. The amount of the dividend may fluctuate and may be omitted on some days if net realized losses on portfolio securities exceed the Fund's net investment income. If a shareholder redeems all of his shares at any time during the month, all dividends to which the shareholder is entitled are paid to him together with the proceeds of the redemption. Distributions of net realized securities gains, if any, are paid once a year, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the Act. A shareholder may choose whether to receive distributions in cash or to reinvest in additional Fund shares at net asset value.

     The Fund qualified as a regulated investment company under the Code for the fiscal year ended July 31, 1995, and plans to continue to so qualify as long as the Fund determines that such qualification is in the best interest of its shareholders. Such qualification relieves the Fund of any liability for Federal income tax to the extent its income is distributed to shareholders in accordance with applicable provisions of the Code. Regulated investment companies, such as the Fund, are subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.

     Except for dividends from Taxable Investments, the Fund anticipates that all dividends paid by it will not be subject to Federal income tax and that substantially all dividends paid by the Fund will not be subject to State of California personal income tax (but may be subject to California corporation franchise tax). To the extent that a shareholder is obligated to pay state or local taxes outside of California, dividends earned by an investment in the Fund may represent taxable income. Dividends derived from Taxable Investments, together with distributions from any net realized short-term securities gains of the Fund and gains from the sale or other disposition of certain market discount bonds, are subject to Federal income tax as ordinary income, whether or not reinvested. Distributions from net realized long-term securities gains of the Fund generally are subject to Federal income tax as long-term capital gains for shareholders

                                       15

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who  are citizens or residents of the  United States. The Code provides that the net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%. No dividend paid by the Fund will qualify for the dividends-received deduction allowable to certain U.S. corporations.

     Under the Code, interest on indebtedness incurred or continued to purchase or carry shares of the Fund which is deemed to relate to tax exempt dividends will not be deductible. Depending on the circumstances, the Internal Revenue Service ('IRS') may consider Fund shares to have been purchased or carried with borrowed funds even though the shares are not directly traceable to the borrowed funds.

     Although all or a substantial portion of the dividends paid by the Fund may be excluded by shareholders of the Fund from their gross income for Federal income tax purposes, the Fund may purchase specified private activity bonds, the interest from which may be (i) a preference item for purposes of the alternative minimum tax, (ii) a component of the 'adjusted current earnings' preference item for purposes of the corporate alternative minimum tax as well as a component in computing the corporate environmental tax or (iii) a factor in determining the extent to which a shareholder's Social Security benefits are taxable. If the Fund purchases such securities, the portion of the Fund's dividends related thereto will not necessarily be tax exempt to an investor who is subject to the alternative minimum tax and/or tax on Social Security benefits and may cause an investor to be subject to such taxes.

     The Fund is required to withhold and remit to the U.S. Treasury 31% of taxable dividends and distributions from net realized securities gains of the Fund paid to a shareholder ('backup withholding') if such shareholder fails to certify either that the Taxpayer Identification Number, furnished in connection with opening an account, is correct, or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the Fund may be notified by the IRS to institute backup withholding if the IRS determines a shareholder's Taxpayer Identification Number is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.

     A Taxpayer Identification Number is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.

     Statements as to the tax status of each shareholder's dividends and distributions are mailed annually. Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, state or local taxes.

                        DETERMINATION OF NET ASSET VALUE

Net asset value is determined daily at 12:00 noon, Eastern time, Monday through Friday, except that net asset value is not computed on any day when no orders to purchase, sell, exchange or redeem Fund shares have been received, when there is not sufficient trading in the Fund's portfolio securities that the Fund's net asset value per share might be materially affected by changes in the value of such portfolio securities or when the NYSE is not open for trading. The determination of net asset value is made by subtracting from the value of the assets of the Fund the amount of its liabilities and dividing the remainder by the number of outstanding shares of

                                       16

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the  Fund.  Expenses and  fees  of the  Fund,  including PaineWebber's  fee, are accrued daily and taken into account for the purpose of determining net asset value.

     The Fund attempts to maintain a net asset value of $1.00 per share for purchases and redemptions, although there can be no assurance that the Fund will always be able to do so. In order to effectuate this policy, the Fund may, under certain circumstances, consider the sale of portfolio instruments prior to maturity to realize capital gains or losses, withhold dividends, make distributions from capital or capital gains, or reduce the number of outstanding shares of the Fund held by a shareholder. The Fund determines the value of its portfolio securities by the amortized cost method of valuation which involves valuing a security at its cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Additional information concerning the amortized cost method of valuation and certain conditions imposed upon its use is contained in the Statement of Additional Information.

                               PURCHASE OF SHARES

GENERAL INFORMATION

PaineWebber serves as the Fund's distributor. Shares of the Fund are offered exclusively to existing shareholders and must be maintained through a brokerage account with PaineWebber (an 'Account').

     Shares are sold on a continuous basis at their net asset value next determined after an order and good funds (e.g., cash, Federal funds or certified checks drawn on a United States bank) are received. If an investor does not have a sufficient credit balance in his Account, payment for shares must be converted into Federal funds before an order to purchase is effective. Purchase orders received before 12:00 noon, Eastern time, for which payment has been received by PaineWebber will be executed at that time and the shareholder will receive the dividend declared on that day. Purchase orders received after 12:00 noon, Eastern time, and purchase orders received earlier in the same day for which payment has not been received by 12:00 noon, Eastern time, will be executed at the close of regular trading on the New York Stock Exchange, if payment has been received by PaineWebber by that time, and the shareholder will receive the dividend declared on the following day.

     Credit balances of $1 or more in a PaineWebber Resource Management Account ('RMA') or PaineWebber Business Services Account ('BSA') will be swept automatically into shares of the Fund daily. Credit balances for non-RMA and non-BSA accounts from $1 to $4,999 will be swept as of the close of business each Friday for settlement on the next business day and credit balances of $5,000 or more will be swept daily for settlement on the next business day. The Fund reserves the right at any time to impose minimum initial and subsequent purchase amounts.

PURCHASES WITH FUNDS HELD AT PAINEWEBBER

All deposits to a brokerage account and any free credit cash balances that may arise in a brokerage account will be automatically invested in shares of the Fund, according to sweep rules described above, provided that Federal funds are available for the investment. Federal funds normally are available for cash balances arising from the sale of securities held in a brokerage account on the business day following settlement, but in some cases can take longer.

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PURCHASES BY WIRE

Shares of the Fund may also be purchased by transferring Federal funds by wire to a PaineWebber brokerage account. Wire transfers should be directed to: Bank of New York, ABA 021000018, PaineWebber Inc., for RMAs/BSAs A/C 890-0114-088 and for all other accounts A/C 890-0114-096 OBI-FBO [Account Name]/[Brokerage Account Number]. The wire must include the investor's name and PaineWebber brokerage account number. Participants wishing to transfer Federal funds into their accounts should contact their PaineWebber investment executives or correspondent firms to determine the appropriate wire instructions.

     To the extent that the amounts transferred by wire create a cash balance in an investor's account, that cash balance will be automatically invested in the Fund, as described above under 'Purchases with Funds Held at PaineWebber.' Participants wishing to invest amounts transferred by wire in the Fund should so instruct their PaineWebber investment executives or correspondent firms.

     If PaineWebber receives a notice from an investor's bank or a wire transfer of Federal funds by 12:00 noon, Eastern time, on a business day, the automatic investment will be executed on that business day. Otherwise, the automatic investment will be executed at 12:00 noon, Eastern time, on the next business day. PaineWebber and/or an investor's bank may impose a service charge for wire transfers.

                              REDEMPTION OF SHARES


A shareholder may redeem shares on any day that the Fund's net asset value is determined by following the procedures set forth below.


REDEMPTION THROUGH PAINEWEBBER

PaineWebber wires the terms of any redemption request properly received to PFPC Inc. The price at which a redemption request is executed is the net asset value per share next determined after proper redemption instructions are received. Payment for redemption orders, if any, that are received before 12:00 noon, Eastern time, normally is made on the same business day. Shares redeemed in this manner will not be entitled to the dividend declared on the day of redemption. Payment for redemption orders, that are received at or after 12:00 noon, Eastern time, will be made on the next business day following the redemption. Shares redeemed in this manner are entitled to the dividend declared on the day of redemption. Proceeds of a redemption generally are credited to the shareholder's Account, or sent to the shareholder, as applicable.

REDEMPTION BY MAIL

Shares may also be redeemed by submitting a written request in 'good order' to PFPC Inc. at the following address:

        PFPC Inc.
        P.O. Box 8950
        Wilmington, Delaware 19899
        Attn: PaineWebber Mutual Funds

     Redemption requests received by PFPC Inc. by mail are processed by PFPC Inc. which will mail a check in the appropriate redemption amount to the shareholder the next business day after receipt of a redemption request in 'good order.'

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     A redemption request is considered to have been received in 'good order' if the following conditions are satisfied:

          (1) the request is in writing, states the number of shares to be redeemed and identifies the shareholder's Fund account number;

          (2) the request is signed by each registered owner exactly as the shares are registered; and

          (3) the signatures on the written redemption request have been guaranteed by a bank, broker-dealer, municipal securities broker or dealer, government securities broker or dealer, credit union, a member firm of a national securities exchange, registered securities association or clearing agency, or savings association (the purpose of a signature guarantee is to protect shareholders against the possibility of fraud.) The transfer agent may reject redemption instructions if the guarantor is neither a member of nor a participant in a signature guarantee program (currently known as 'STAMP'sm'').

          Additional supporting documents may be required for redemptions by corporations, executors, administrators, trustees and guardians.

GENERAL REDEMPTION POLICIES

Signature guarantees (as described above) are required in connection with any redemption of shares by mail and share ownership transfer requests. These requirements may be waived by the Fund in certain instances.

     If the shares to be redeemed represent an investment for which the Fund has not yet received good funds, the Fund reserves the right not to honor the redemption request until such time as it has assured itself that good funds have been collected, which may take 15 or more business days. If purchases are made with good funds, no redemption delay would occur.

     Due to the relatively high cost of maintaining a Fund account, the Fund reserves the right to redeem, upon not less than 60 days' notice, any Fund account reduced by a shareholder to a value of $500 or less.

     PaineWebber has established procedures pursuant to which shares of the Fund held by a client having a deficiency (i.e., amount owed to PaineWebber resulting from Account activity or otherwise and other amounts authorized by the client to be paid to others from the Account, less the amount of any free credit cash balance) in his Account will be redeemed automatically to the extent of that deficiency, unless the client notifies PaineWebber to the contrary in advance. The amount of the redemption will be the lesser of (a) the total net asset value of Fund shares held in the client's Account or (b) the deficiency in the client's Account at the close of business on the redemption day adjusted for purchase and sale transactions in other securities settling on the following business day. Accordingly, a client who has previously consented to this automatic redemption procedure and who wishes to pay for a securities transaction other than through such automatic redemption procedure must do so not later than the day before the settlement date for that transaction.

                                THE DISTRIBUTOR

PaineWebber acts as distributor of the Fund's shares pursuant to a Distribution Agreement dated January 30, 1995. To reimburse PaineWebber for the services it provides and for the expenses it bears under the Distribution Agreement, the Fund has adopted the Plan of Distribution. Trustees

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
--------------------------------------------------------------------------------
and shareholders of the Fund approved the Plan of Distribution on July 28, 1988 and November 16, 1988, respectively, which was most recently amended on December 16, 1994.

     The Plan of Distribution provides that the Fund reimburse PaineWebber for the expenses incurred by it in connection with the distribution of the Fund's shares at the annual rate of up to .12% of the Fund's average daily net assets. The expenses which may be reimbursed include compensation to investment executives and other employees of PaineWebber, printing of prospectuses and reports for other than existing shareholders, and the preparation, printing and distribution of sales literature and advertising materials. It is not anticipated that items reimbursable under the Plan of Distribution generally will include any profit to PaineWebber. The Fund is not authorized to reimburse PaineWebber for expenses incurred more than 12 months prior to the date of such reimbursement. PaineWebber anticipates that there will be no carryover of expenses from one year to the next. The expenses to be reimbursed are for activities primarily intended to result in the sale of Fund shares and the maintenance of Fund accounts and account balances, and there will be no reimbursement for expenses related to PaineWebber's overhead. PaineWebber currently intends that .10% per annum of the Fund's average daily net assets will be paid to its investment executives proportionately in respect of Fund share balances maintained by their respective clients. For the fiscal year ended July 31, 1995, the Fund reimbursed PaineWebber an amount equal to .12% of the Fund's average daily net assets.

     The Plan of Distribution remains in effect for as long as such continuance is approved annually by vote of the Trustees, including a majority of those Trustees who are not interested persons and who have no direct or indirect financial interest in the Plan of Distribution, cast in person at a meeting called for such purpose. The Plan of Distribution may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the Fund, and all material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan of Distribution may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above, or by vote by the holders of a majority of the outstanding voting securities of the Fund, as defined in the Act, on not more than 30 days' written notice to any other party to the Plan of Distribution. So long as the Plan of Distribution is in effect, the election and nomination of Trustees who are not interested persons of the Fund shall be committed to the discretion of the Trustees who are not interested persons. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Plan of Distribution will continue to benefit the Fund and its shareholders.

     Pursuant to the Plan of Distribution, PaineWebber provides the Fund's Trustees, at least quarterly, with a written report of the amounts expended under the Plan of Distribution. The report includes an itemization of the distribution expenses incurred by PaineWebber on behalf of the Fund and the purpose of such expenditures. In their quarterly review of the Plan of Distribution, the Trustees consider its continued appropriateness and the level of compensation provided therein. For the fiscal year ended July 31, 1995, PaineWebber and Kidder, Peabody & Co. Incorporated ('Kidder, Peabody'), the Fund's predecessor distributor, incurred distribution expenses of approximately $188,983, of which approximately $188,983 was recovered in the form of reimbursements made by the Fund to PaineWebber and Kidder, Peabody at the rate provided in the Plan of Distribution.

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                               EXCHANGE PRIVILEGE

Shares  of   the  Fund   may  be   exchanged  for   shares  of   certain   other
PaineWebber/Kidder, Peabody funds, to the extent such shares are offered for sale in the shareholder's state of residence. For a list of the PaineWebber/Kidder, Peabody funds for which shares may be exchanged and for a description of each of those funds, please see 'Redemption and Exchange of Shares' in the Statement of Additional Information.

     Although the Fund currently imposes no limit on the number of times the Exchange Privilege may be exercised by any shareholder, the Fund may impose such limits in the future, in accordance with applicable provisions of the Act and rules thereunder. In addition, the Exchange Privilege may be terminated or revised at any time upon 60 days' prior written notice to Fund shareholders, and is available only to residents of states in which exchanges are permitted under state law. The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder, so that a shareholder may recognize a taxable gain or loss on an exchange.

     Upon receipt of proper instructions and all necessary supporting documents, Fund shares submitted for exchange will be redeemed at their net asset value next determined and simultaneously invested in shares of the fund being acquired. Settlement of an exchange would occur one business day after the date on which the request for exchange was received in proper form, unless the dollar amount of the transaction exceeds 5% of the Fund's net assets on any given day, in which case settlement would occur within five business days after the date on which the request for exchange was received in proper form. The proceeds of a redemption of Fund shares made to facilitate the exchange of those shares for shares of another fund must be equal to at least (1) the minimum initial investment requirement imposed by the fund into which the exchange is being sought if the shareholder seeking the exchange has not previously invested in that fund or (2) the minimum subsequent investment requirement imposed by the fund into which the exchange is being sought if the shareholder has previously made an investment in that fund.

     A shareholder of the Fund wishing to exercise the Exchange Privilege should obtain from PaineWebber a copy of the current prospectus of the fund into which an exchange is being sought and review that prospectus carefully before making the exchange. PaineWebber reserves the right to reject any exchange request at any time.

                CUSTODIAN, AND TRANSFER, DIVIDEND DISBURSING AND
                              RECORDKEEPING AGENT

Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, serves as the Fund's custodian, and transfer, dividend disbursing and recordkeeping agent.

                        COUNSEL AND INDEPENDENT AUDITORS

Stroock & Stroock & Lavan, 7 Hanover Square, New York, New York 10004-2696, is counsel for the Fund. Ernst & Young LLP, located at 787 Seventh Avenue, New York, New York 10019, serves as the Fund's independent auditors. For the fiscal year ended July 31, 1994, and prior thereto, the Fund's independent auditors were Deloitte & Touche LLP, 2 World Financial Center, New York, New York 10281.

   No person has been authorized to give any information or to make any representations not contained in this Prospectus or in the Statement of Additional Information incorporated into this Prospectus by reference in connection with the offering made by this Prospectus, and, if given or made, any such other information or representations must not be relied upon as having been authorized by the Fund or its distributor. This Prospectus does not constitute an offering by the Fund or by its distributor in any jurisdiction in which such offering may not lawfully be made.

--------------------------------------------------------
Contents
--------------------------------------------------------
Fee Table                                              2
--------------------------------------------------------
Highlights                                             3
--------------------------------------------------------
Financial Highlights                                   6
--------------------------------------------------------
Yield                                                  7
--------------------------------------------------------
Investment Objective and Policies                      7
--------------------------------------------------------
Management of the Fund                                13
--------------------------------------------------------
Portfolio Transactions                                14
--------------------------------------------------------
Shares of the Fund                                    14
--------------------------------------------------------
Dividends, Distributions and Taxes                    15
--------------------------------------------------------
Determination of Net Asset Value                      16
--------------------------------------------------------
Purchase of Shares                                    17
--------------------------------------------------------
Redemption of Shares                                  18
--------------------------------------------------------
The Distributor                                       19
--------------------------------------------------------
Exchange Privilege                                    21
--------------------------------------------------------
Custodian, and Transfer,
  Dividend Disbursing and
  Recordkeeping Agent                                 21
--------------------------------------------------------
Counsel and Independent Auditors                      21
--------------------------------------------------------

                                PaineWebber/
                                     Kidder,
                                     Peabody
                                  California
                                         Tax
                                      Exempt
                                       Money
                                        Fund

   Prospectus

   December 1, 1995

Statement of Additional Information                             December 1, 1995

--------------------------------------------------------------------------------
                          PaineWebber/Kidder, Peabody
                        California Tax Exempt Money Fund
    1285 AVENUE OF THE AMERICAS   NEW YORK, NEW YORK 10019   (800) 647-1568

PaineWebber/Kidder, Peabody California Tax Exempt Money Fund (the 'Fund') is a non-diversified, open-end management investment company whose investment objective is the maximization of current income exempt from Federal and State of California personal income taxes consistent with the preservation of capital and the maintenance of liquidity. The Fund attempts to achieve its objective by investing primarily in short-term California Municipal Obligations.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus. A copy of the Fund's Prospectus can be obtained from the Fund at the above address. The date of the Prospectus to which this Statement relates is December 1, 1995.

--------------------------------------------------------------------------------
               INVESTMENT ADVISER, ADMINISTRATOR AND DISTRIBUTOR
                            PaineWebber Incorporated
                       SUB-ADVISER AND SUB-ADMINISTRATOR
                    Mitchell Hutchins Asset Management Inc.

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

                       INVESTMENT OBJECTIVE AND POLICIES

The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled 'Investment Objective and Policies.'

MUNICIPAL OBLIGATIONS

Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal; the interest paid on such obligations may be exempt from Federal income tax, although current tax laws place substantial limitations on the size of such issues. Such obligations are considered to be Municipal Obligations, if the interest paid thereon qualifies as exempt from Federal income tax in the opinion of bond counsel to the issuer. There are, of course, variations in Municipal Obligations, both within a particular classification and between classifications.

     Floating and variable rate demand obligations are tax exempt obligations which may have a stated maturity in excess of 397 days, but which permit the holder to demand payment of principal upon a specified number of days' notice. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligation plus accrued interest upon a specified number of days' notice to the noteholders. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted at specified intervals. Because floating and variable rate demand obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there is no established secondary market for these obligations, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Fund will meet the quality criteria established for the purchase of Municipal Obligations.

     The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the municipal market, size of a particular offering, maturity of the obligation and rating of the issue. The imposition of the Fund's management and investment advisory fee, as well as other operating

--------------------------------------------------------------------------------

expenses, including fees paid under its Plan of Distribution pursuant to Rule 12b-1 (the 'Plan of Distribution'), has the effect of reducing the yield to shareholders.

     Municipal lease obligations or installment purchase contract obligations (collectively, 'lease obligations') have special risks not normally associated with Municipal Obligations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain 'non-appropriation' clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although 'non-appropriation' leased obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The Fund will seek to minimize these risks by investing only in those lease obligations that (1) are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the lease obligation was rated only by one such organization) or (2) if unrated, are purchased principally from the issuer or domestic banks or other responsible third parties, in each case only if the seller shall have entered into an agreement with the Fund providing that the seller or other responsible third party will either remarket or repurchase the lease obligation within a short period after demand by the Fund. The staff of the Securities and Exchange Commission (the 'SEC') currently considers certain lease obligations to be illiquid. Accordingly, the Trustees have established guidelines to be used by Mitchell Hutchins Asset Management Inc. ('Mitchell Hutchins') in determining the liquidity of municipal lease obligations. In addition, the Fund will invest no more than 10% of the value of its net assets in lease obligations that are illiquid and in other illiquid securities. See 'Investment Restriction No. 7' below.

RATINGS OF MUNICIPAL OBLIGATIONS

If, subsequent to its purchase by the Fund, (a) an issue of rated Municipal Obligations ceases to be rated in the highest rating category by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization), or the Fund's Trustees determine that it is no longer of comparable quality; or (b) Mitchell Hutchins becomes aware that any portfolio security not so highly rated or any unrated security has been given a rating by any rating organization below the rating organization's second highest rating category, the Fund's Trustees will reassess promptly whether such security presents minimal credit risk and will cause the Fund to take such action as it determines is in the best interest of the Fund and its shareholders, provided that the reassessment required by clause (b) is not required if the portfolio security is disposed of or matures within five business days of Mitchell Hutchins becoming aware of the new rating and the Fund's Trustees are subsequently notified of Mitchell Hutchins' actions.


     To the extent that the ratings given by Moody's Investors Service, Inc. ('Moody's') or Standard & Poor's, a division of The McGraw Hill Companies, Inc., ('S&P') for Municipal Obligations may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for its investments in accordance with

--------------------------------------------------------------------------------

the investment policies contained in the Fund's Prospectus and this Statement of Additional Information. The ratings of Moody's and S&P represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio securities, Mitchell Hutchins also will evaluate these securities and the creditworthiness of the issuers of such securities. See 'Ratings of Securities.'

TAXABLE INVESTMENTS

Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include a variety of U.S. Treasury securities which differ in their interest rates, maturities and times of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, such as Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the U.S. Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. The Fund invests in such securities only when it is satisfied that the credit risk with respect to the issuer is minimal.

     Commercial paper consists of short-term unsecured promissory notes issued to finance short-term credit needs.

     Certificates of deposit are certificates representing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.
Investments in time deposits generally are limited to London branches of domestic banks that have total assets in excess of $1 billion. Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation.

     Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Other short-term bank obligations may include uninsured, direct obligations bearing fixed, floating or variable rates of interest.

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     Repurchase agreements involve the acquisition by the Fund of an  underlying debt instrument for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase, and the Fund to resell, the instrument at a fixed price. The Fund's custodian will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the SEC to be loans by the Fund. The Fund enters into repurchase agreements only with selected registered or unregistered securities dealers or banks and requires that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. Mitchell Hutchins will consider on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by the Fund in connection with the sale of the securities if the seller does not repurchase them in accordance with the repurchase agreement. Mitchell Hutchins considers on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.

RISK FACTORS -- INVESTING IN CALIFORNIA MUNICIPAL OBLIGATIONS

Certain California (the 'State') constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives, as well as the general financial condition of the State, could adversely affect the ability of issuers of California Municipal Obligations to pay interest and principal on such obligations. The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the State and various local agencies, available as of the date of this Statement of Additional Information. While the Fund has not independently verified such information, it has no reason to believe that such information is not correct in all material respects.

     RECENT DEVELOPMENTS. From mid-1990 to late 1993, the State suffered a recession with the worst economic, fiscal and budget conditions since the 1930s. Construction, manufacturing (especially aerospace), exports and financial services, among others, were all severely affected. Job losses were the worst of any post-war recession. Unemployment reached 10.1% in January 1994, but fell sharply to 7.7% in October and November 1994. According to the State's Department of Finance, recovery from the recession in California began in 1994.

     The recession seriously affected State tax revenues, which basically mirror economic conditions. It also caused increased expenditures for health and welfare programs. The State has also been facing a structural imbalance in its budget with the largest programs supported by the General Fund -- K-12 schools and community colleges, health and welfare, and corrections -- growing at rates higher than the growth rates for the principal revenue sources of the General Fund. As a result, the State has experienced recurring budget deficits in the late 1980s and early 1990s. The Controller reported that expenditures exceeded revenues for four of the five fiscal years ending with 1991-92. The State had an operating surplus of approximately $109 million in 1992-93 and $917 million in 1993-94. However, at June 30, 1994, according to the Department of Finance, the State's Special Fund for Economic Uncertainties had a deficit, on a budget basis, of approximately $1.8 billion.

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     A  further consequence of  the large budget imbalances  over the last three fiscal years has been that the State depleted its available cash resources and has had to use a series of external borrowings to meet its cash needs. To meet its cash flow needs in the 1994-95 fiscal year, the State issued, in July and August 1994, $4.0 billion of revenue anticipation warrants which mature on April 25, 1996, and $3.0 billion of revenue anticipation notes which matured on June 28, 1995.

     The 1994-95 Fiscal Year Budget (as updated in the January 10, 1995 Governor's Budget) is projected to have $41.9 billion of General Fund revenues and transfers and $40.9 billion of budgeted expenditures. In addition, the 1994-95 Budget Act anticipates deferring retirement of about $1 billion of the accumulated budget deficit to the 1995-96 fiscal year when it is intended to be fully retired by June 30, 1996.

     As a result of the deterioration in the State's budget and cash situation, the rating agencies reduced the State's credit ratings. Between October 1991 and July 1994 the rating on the State's general obligation bonds was reduced by S&P from 'AAA' to 'A,' by Moody's from 'Aaa' to 'A1' and by Fitch from 'AAA' to 'A.'

     On January 17, 1994, an earthquake of the magnitude of an estimated 6.8 on the Richter Scale struck Los Angeles causing significant damage to public and private structures and facilities. Although some individuals and businesses suffered losses totaling in the billions of dollars, the overall effect of the earthquake on the regional and State economy is not expected to be serious.

     On December 6, 1994, Orange County, California (the 'County'), together with its pooled investment funds (the 'Pools') filed for protection under Chapter 9 of the federal Bankruptcy Code, after reports that the Pools had suffered significant market losses in their investments, causing a liquidity crisis for the Pools and the County. More than 180 other public entities, most of which, but not all, are located in the County, were also depositors in the Pools. The County has reported the Pools' loss at about $1.69 billion, or about 23 percent of their initial deposits of approximately $7.5 billion. Many of the entities which deposited moneys in the Pools, including the County, faced interim and/or extended cash flow difficulties because of the bankruptcy filing and may be required to reduce programs or capital projects.

     The State has no existing obligation with respect to any outstanding obligations or securities of the County or any of the other participating entities.

     STATE FINANCES. State moneys are segregated into the General Fund and approximately 600 Special Funds. The General Fund consists of the revenues received into the State Treasury and earnings from State investments, which are not required by law to be credited to any other fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most major State revenue sources.

     The Special Fund for Economic Uncertainties is funded with General Fund revenues and was established to protect the State from unforeseen reduced levels of revenues and/or unanticipated expenditure increases. Amounts in the Special Fund for Economic Uncertainties may be transferred by the Controller as necessary to meet cash needs of the General Fund. The Controller is required to return monies so transferred without payment of interest as soon as there are sufficient monies in the General Fund. For budgeting and accounting purposes, any appropriation made from the Special Fund for Economic Uncertainties is deemed an

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appropriation  from  the  General  Fund. For  year-end  reporting  purposes, the
Controller is required to add the balance in the Special Fund for Economic Uncertainties to the balance in the General Fund so as to show the total monies then available for General Fund purposes.

     Inter-fund borrowing has been used for many years to meet temporary imbalances of receipts and disbursements in the General Fund. As of June 30, 1994, the General Fund had outstanding loans in the aggregate principal amount of $5.2 billion, which consisted of $4.0 billion of internal loans to the General Fund from the Special Fund for Economic Uncertainties and other Special Funds and $1.2 billion of external loans represented by the 1994 revenue anticipation warrants.

     ARTICLES XIIIA AND XIIIB TO THE STATE CONSTITUTION AND OTHER REVENUE LAW CHANGES. Prior to 1977, revenues of the State government experienced significant growth primarily as a result of inflation and continuous expansion of the tax base of the State. In 1978, State voters approved an amendment to the State Constitution known as Proposition 13, which added Article XIIIA to the State Constitution, reducing ad valorem local property taxes by more than 50%. In addition, Article XIIIA provides that additional taxes may be levied by cities, counties and special districts only upon approval of not less than a two-thirds vote of the 'qualified electors' of such district, and requires not less than a two-thirds vote of each of the two houses of the State Legislature to enact any changes in State taxes for the purpose of increasing revenues, whether by increased rate or changes in methods of computation.

     Primarily as a result of the reductions in local property tax revenues received by local governments following the passage of Proposition 13, the Legislature undertook to provide assistance to such governments by substantially increasing expenditures from the General Fund for that purpose beginning in the 1978-79 fiscal year. In recent years, in addition to such increased expenditures, the indexing of personal income tax rates (to adjust such rates for the effects of inflation), the elimination of certain inheritance and gift taxes and the increase of exemption levels for certain other such taxes had a moderating impact on the growth in State revenues. In addition, the State has increased expenditures by providing a variety of tax credits, including renters' and senior citizens' credits and energy credits.

     The State is subject to an annual 'appropriations limit' imposed by Article XIIIB of the State Constitution adopted in 1979. Article XIIIB prohibits the State from spending 'appropriations subject to limitation' in excess of the appropriations limit imposed. 'Appropriations subject to limitations' are authorizations to spend 'proceeds of taxes,' which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed 'the cost reasonably borne by such entity in providing the regulation, product or service.' One of the exclusions from these limitations is 'debt service' (defined as 'appropriations required to pay the cost of interest and redemption charges, including the funding of any reserve or sinking fund required in connection therewith, on indebtedness existing or legally authorized as of January 1, 1979 or on bonded indebtedness thereafter approved' by voters). In addition, appropriations required to comply with mandates of courts or the Federal government and, pursuant to Proposition 111 enacted in June 1990, appropriations for qualified capital outlay projects and appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels are not included as appropriations subject to limitation. In addition, a number of recent initiatives were

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structured or proposed to create new tax revenues dedicated to certain  specific uses, with such new taxes expressly exempted from the Article XIIIB limits (e.g., increased cigarette and tobacco taxes enacted by Proposition 99 in 1988). The appropriations limit also may be exceeded in cases of emergency. However, unless the emergency arises from civil disturbance or natural disaster declared by the Governor, and the appropriations are approved by two-thirds of the Legislature, the appropriations limit for the next three years must be reduced by the amount of the excess.

     The State's appropriations limit in each year is based on the limit for the prior year, adjusted annually for changes in California per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local school and community college ('K-14') districts. As amended by Proposition 111, the appropriations limit is tested over consecutive two-year periods. Any excess of the aggregate 'proceeds of taxes' received over such two-year period above the combined appropriations limits for those two years is divided equally between transfers to K-14 districts and refunds to taxpayers.

     As originally enacted in 1979, the State's appropriations limit was based on its 1978-79 fiscal year authorizations to expend proceeds of taxes and was adjusted annually to reflect changes in cost of living and population (using different definitions, which were modified by Proposition 111). Commencing with the 1991-92 fiscal year, the State's appropriations limit is adjusted annually based on the actual 1986-87 limit, and as if Proposition 111 had been in effect. The State Legislature has enacted legislation to implement Article XIIIB which defines certain terms used in Article XIIIB and sets forth the methods for determining the State's appropriations limit. Government Code Section 7912 requires an estimate of the State's appropriations limit to be included in the Governor's Budget, and thereafter to be subject to the budget process and established in the Budget Act.

     For the 1990-91 fiscal year, the State appropriations limit was $32.2 billion, and appropriations subject to limitation were $7.51 million under the limit. The limit for the 1991-92 fiscal year was $34.2 billion, and appropriations subject to limitations were $3.8 billion under the limit. The limit for the 1992-93 fiscal year was $35.01 billion, and the appropriations subject to limitation were $4.27 billion under the limit. The estimated limits for the 1993-94 and 1994-95 fiscal years are $36.60 billion and $36.61 billion, respectively, and the estimated appropriations subject to limitation are $3.77 billion and $5.49 billion, respectively, under the limit.

     In November 1988, State voters approved Proposition 98, which changed State funding of public education below the university level and the operation of the State's appropriations limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (as modified by Proposition 111, which was enacted in June 1990), K-14 schools are guaranteed the greater of
(a) 40.9% of General Fund revenues ('Test 1'), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIIIB by reference to California per capita personal income) and enrollment ('Test 2'), or (c) a third test, which would replace 'Test 2' in any year when the percentage growth in per capita General Fund revenues from the prior year plus .5% is less than the percentage growth in California per capita personal income ('Test 3'). Under 'Test 3',

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schools would receive  the amount appropriated  in the prior  year adjusted  for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If 'Test 3' is used in any year, the difference between 'Test 3' and 'Test 2' would become a 'credit' to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

     Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K-14 school's minimum funding formula for a one-year period. In the fall of 1989, the Legislature and the Governor utilized this provision to avoid having 40.3% of revenues generated by a special supplemental sales tax enacted for earthquake relief go to K-14 schools. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIIIB limit to K-14 schools.

     The 1991-92 Budget Act, applying 'Test 2' of Proposition 98, appropriated approximately $18.5 billion for K-14 schools pursuant to Proposition 98. During the course of the fiscal year, revenues proved to be substantially below expectations. By the time the Governor's Budget was introduced in January 1992, it became clear that per capita growth in General Fund revenues for 1991-92 would be far smaller than the growth in California per capita personal income and the Governor's Budget therefore reflected a reduction in Proposition 98 funding in 1991-92 by applying 'Test 3' rather than 'Test 2.'

     In response to the changing revenue situation and to fully fund the Proposition 98 guarantee in both the 1991-92 and 1992-93 fiscal years without exceeding it, the Legislature enacted several bills as part of the 1992-93 budget package which responded to the fiscal crisis in education funding. In fiscal year 1991-92, Proposition 98 appropriations for K-14 schools were reduced by $1.083 billion. In order to not adversely impact cash received by school districts, however, a short-term loan was appropriated from the non-Proposition 98 State General Fund. The Legislature then appropriated $16.6 billion to K-14 schools for 1992-93 (the minimum guaranteed by Proposition 98) but designated $1.083 billion of this amount to 'repay' the prior year loan, thereby reducing cash outlays in 1992-93 by that amount.

     The 1993-94 Budget Act projected the Proposition 98 minimum funding level at $13.5 billion based on the 'Test 3' calculation where the guarantee is determined by the change in per capita growth in General Fund revenues, which are projected to decrease on a year-over-year basis. This amount also takes into account increased property taxes transferred to school districts from other local governments.

     The 1994-95 Budget Act appropriated $14.4 billion of Proposition 98 funds for K-14 schools based on Test 12. This exceeds the minimum Proposition 98 guarantee by $8 million to maintain K-12 funding per pupil at $4,217. Based upon updated State revenues, growth rates and inflation factors, the 1994-95 Budget Act appropriated an additional $286 million within Proposition 98 for the 1993-94 fiscal year, to reflect a need in appropriations for school districts and county offices of education, as well as an anticipated deficiency in special education fundings. These appropriations increase the 1993-94 Proposition 98 guarantee to $13.8 billion, which exceeds the minimum guarantee in that year by $272 million and provides per pupil funding of $4,225.

     SOURCES OF TAX REVENUE. The California personal income tax, which in fiscal 1993-94 contributed about 44% of General Fund revenues, is closely modeled after the Federal income tax

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law.  It is  imposed on  net taxable  income (gross  income less  exclusions and deductions). The tax is progressive with rates ranging from 1% to 11%. Personal, dependent, and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax ('AMT') which is similar to the Federal AMT. This is designed to ensure that excessive use of tax preferences does not reduce taxpayers' liabilities below some minimum level. Legislation enacted in July 1991 added two new marginal tax rates, at 10% and 11%, effective for tax years 1991 through 1995. After 1995, the maximum personal income tax rate is scheduled to return to 9.3%, and the AMT rate is scheduled to drop from 8.5% to 7%.

     The personal income tax is adjusted annually by the change in the consumer price index to prevent taxpayers from being pushed into higher tax brackets without a real increase in income.

     The sales tax is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas, electricity and water. Sales tax accounted for about 35% of General Fund revenue in 1993-94. Bank and corporation tax revenues comprised about 12% of General Fund revenue in 1993-94. In 1989, Proposition 99 added a 25 cents per pack excise tax on cigarettes, and a new equivalent excise tax on other tobacco products. Legislation enacted in 1993 added an additional 2 cents per pack for the purpose of funding breast cancer research.

     GENERAL FINANCIAL CONDITION OF THE STATE. Revenues in the most recent fiscal years have been unusually difficult to forecast with a high degree of accuracy due in major part to the volatility in the personal income tax. The 1986-87 through 1989-90 fiscal years were affected by both the Federal Tax Reform Act of 1986 and subsequent State conformity legislation. The difficulty with recent forecasts has occurred because taxpayers have changed their behavior as a result of these events. Capital gains are now fully taxed. This revenue component is subject to taxpayer discretion and is very sensitive to change in tax law, market conditions and individual circumstances. Capital gains have always been a volatile item and since it is contributing a greater percentage of total revenue, it makes these collections subject to greater variance.

     Primarily because of changes to the Federal and State tax statutes, revenues for the fiscal year 1987-88 were approximately $1.1 billion less than originally estimated. This shortfall in revenues was made up through the application of approximately $900 million from the Special Fund for Economic Uncertainties and a variety of expenditure reduction actions initiated by the Governor. As a result, the Special Fund for Economic Uncertainties was substantially depleted by June 30, 1988.

     The State entered the 1988-89 fiscal year with essentially no budget reserve. The 1988-89 Budget Act called for significant spending cuts to balance expected revenues and expenditures and to provide an estimated balance of approximately $600 million in the Special Fund for Economic Uncertainties at year-end.

     Revenues for the 1989-90 fiscal year were approximately $517.7 million less than presented in the Governor's Budget in January 1990 and $1.021 billion less than estimated in July 1989, primarily owing to lower than estimated receipts from individual and corporate taxes. The shortfall in revenues was made up through the transfer of moneys from the Special Fund for Economic Uncertainties and a variety of expenditure reduction actions initiated by the

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Administration.  As a  result, the Special  Fund for  Economic Uncertainties was fully depleted by June 30, 1990.

     The California State Controller reported that the State's General Fund ended the 1990-91 fiscal year with a negative budgetary basis balance of $1.316 billion. In order to pay necessary cash expenses through June 1991, including payment of $4.1 billion of 1990 Revenue Anticipation Notes which were due June 28, 1991, the General Fund borrowed $1.390 billion from the Special Fund for Economic Uncertainties and $3.266 billion from other Special Funds as of the end of the fiscal year. Data on General Fund revenues for the 1990-91 fiscal year show that revenues in all major categories (except insurance taxes) were lower than receipts in 1989-90, the first time this has happened on a year-over-year basis since the 1930s.

     The Governor's 1991-92 Budget originally projected a $7 billion gap between revenues and program needs (including restoration of a budget reserve) through June 30, 1992. However, as revenues remained depressed in early 1991, the estimate of the budget gap eventually increased to $14.3 billion. The legislature passed the 1991-92 Budget Bill on June 22, 1991, but it was not signed by the Governor until July 16, 1991, as the balancing of the budget required enactment of dozens of additional bills to raise revenues and change programs and laws. The 1991-92 Budget Act projected General Fund expenditures of $43.4 billion and Special Fund expenditures of $10.6 billion. The Department of Finance estimated that there would be a balance in the Special Fund For Economic Uncertainties on June 30, 1992 of $1.2 billion.

     The $14.3 billion estimated budget gap between revenues over the two fiscal years 1990-91 and 1991-92 and estimated program needs based on existing laws, including restoration of a prudent reserve for economic uncertainties, were addressed through a combination of temporary and permanent changes in laws and some one-time budget adjustments. The major features of the budget solutions were: program funding reductions totaling $5.1 billion; a total of $5.1 billion of increased State tax revenues; savings of $2.1 billion by returning certain health and welfare programs to counties; and additional miscellaneous savings or revenue gains and one-time accounting charges totaling $2.0 billion.

     The 1992-93 Governor's Budget proposed expenditures of $56.3 billion in the General and Special Funds for the 1992-93 fiscal year, a 1.6% increase over corresponding figures for the 1991-92 fiscal year. General Fund expenditures were projected at $43.8 billion, an increase of 0.2% over the 1991-92 Revised Governor's Budget. The Budget estimated $45.7 billion of revenues and transfers for the General Fund (a 4.7% change over 1991-92) and $12.4 billion for Special Funds (a 9.6% change over 1991-92). To balance the proposed budget, program reductions totaling $4.365 billion and revenue and transfer increases of $872 million were proposed for the 1991-92 and 1992-93 fiscal years. The 1992-93 Governor's Budget eliminated the deficit from 1991-92 and estimated $105.4 million as a year-end balance in the Special Fund for Economic Uncertainties, representing approximately 0.2% of General Fund expenditures.

     In early 1992, the Director of Finance acknowledged that actual economic conditions were worse than the projections in the Governor's Budget. Because the State had accumulated a significant budget deficit over two consecutive years, and the continuing recession depressed revenue estimates for the coming year, the State faced a major challenge to enact a balanced budget. The State also began the 1992-93 fiscal year with essentially no cash reserves. By June

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1992, it was estimated that approximately  $7.9 billion of budget actions  would be required to end the 1992-93 fiscal year without a budget deficit. The severity of the budget actions needed led to a long delay in adopting the budget.

     With the failure to enact a budget by July 1, 1992, the State had no legal authority to pay many of its vendors until the budget was passed. Starting on July 1, 1992, the Controller was required to issue 'registered warrants' in lieu of normal warrants backed by cash to pay many State obligations. Available cash was used to pay constitutionally mandated and priority obligations, such as debt service on bonds and revenue anticipation warrants. Between July 1 and September 4, 1992, the Controller issued an aggregate of approximately $3.8 billion of registered warrants payable from the General Fund, all of which were called for redemption by September 4, 1992 following enactment of the 1992-93 Budget Act and issuance by the State of $3.3 billion of interim notes.

     The Legislature enacted the 1992-93 Budget Bill on August 29, 1992, and it was signed by the Governor on September 2, 1992. The 1992-93 Budget Act provides for expenditures of $57.4 billion and consists of General Fund expenditures of $40.8 billion and Special Fund and Bond Fund expenditures of $16.6 billion. The Department of Finance estimates there will be a balance in the Special Fund for Economic Uncertainties of $28 million on June 30, 1993.

     The $7.9 billion estimated budget gap was closed through a combination of increased revenues and transfers and expenditure cuts such as:

          1. General Fund savings in health and welfare programs totalling $1.6 billion.

          2. General Fund reductions of $1.9 billion for K-12 schools and community colleges. This was accomplished by requiring schools to repay $1.1 billion in excess appropriations from 1991-92.

          3. Redirecting property taxes from cities ($200 million) and counties ($525 million) to schools. These shifts are permanent and will reduce the State General Funds obligation for schools. The State will also redirect property taxes from special districts ($375 million) and redevelopment agencies ($200 million) to schools. The shift from redevelopment agencies is a one-time shift.

          4. Program cuts for higher education totalling $415 million ($246 million for the University of California, $143 million for California State University, and $26 million Student Aid Commission). These reductions are partially offset by $141 million in increased student fees.

          5. A total of $1.6 billion of transfers and accelerated collections of State revenues by conforming state schedules for estimated payments for personal income and bank and corporate taxes with federal schedules ($105 million), accelerating settlement of outstanding tax disputes ($300 million), reaching an agreement with the Federal government to repay federal contractors over a ten-year period beginning in 1992-93, rather than making a lump sum payment in 1992-93 ($580 million), accelerating liquidation of unclaimed properties through the sale of all unclaimed securities received prior to July 1, 1992, rather than maintaining them for three years ($70 million), transfers from Special Funds ($423 million), and other miscellaneous actions ($122 million).

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          6.   Approximately  $1.0  billion   from  various  additional  program
     reductions.

     In May 1993, the Department of Finance projected that the General Fund would end the fiscal year on June 30, 1993 with an accumulated budget deficit of about $2.8 billion, and a negative fund balance of about $2.2 billion (the difference being certain reserves for encumbrances and school funding costs). As a result, the State issued $5 billion of revenue anticipation notes and warrants.

     The Governor's 1993-94 Budget, introduced on January 8, 1993, proposed General Fund expenditures of $37.3 billion, with projected revenues of $39.9 billion. It also proposed Special Fund expenditures of $12.4 billion and Special Fund revenues of $12.1 billion. To balance the budget in the face of declining revenues, the Governor proposed a series of revenue shifts from local government, reliance on increased federal aid and reductions in state spending.

     The 'May Revision' of the Governor's Budget, released on May 20, 1993, indicated that the revenue projections of the January Budget Proposal were tracking well, with the full year 1992-93 about $80 million higher than the January projection. Personal income tax revenue was higher than projected, sales tax was close to target, and bank and corporation taxes were lagging behind projections. The May Revision projected the State would have an accumulated deficit of about $2.75 billion by June 30, 1993. The Governor proposed to eliminate this deficit over an 18-month period. He also agreed to retain the 0.5% sales tax scheduled to expire June 30 for a six-month period, dedicated to local public safety purposes, with a November election to determine a permanent extension. Unlike previous years, the Governor's Budget and May Revision did not calculate a 'gap' to be closed, but rather set forth revenue and expenditure forecasts and proposals designed to produce a balanced budget.

     The 1993-94 Budget Act was signed by the Governor on June 30, 1993, along with implementing legislation. The Governor vetoed about $71 million in spending. With enactment of the Budget Act, the State carried out its regular cash flow borrowing program for the fiscal year, which included issuance of approximately $2 billion of revenue anticipation notes which matured on June 28, 1994.

     The 1993-94 Budget Act was predicated on General Fund revenues and transfers estimated at $40.6 billion, about $700 million higher than the January Governor's Budget, but still about $400 million below 1992-93 (and the second consecutive year of actual decline). The principal reasons for declining revenues were the continued weak economy and the expiration (or repeal) of three fiscal steps taken in 1991 -- a half cent temporary sales tax, a deferral of operating loss carryforwards, and repeal by initiative of a sales tax on candy and snack foods.

     The 1993-94 Budget Act also assumed Special Fund revenues of $11.9 billion, an increase of 2.9% over 1992-93.

     The 1993-94 Budget Act included General Fund expenditures of $38.5 billion (a 6.3% reduction from projected 1992-93 expenditures of $41.1 billion), in order to keep a balanced budget within the available revenues. The Budget also included Special Fund expenditures of $12.1 billion, a 4.2% increase.

     The 1993-94 Budget Act contained no General Fund tax/revenue increases other than a two-year suspension of the renters' tax credit.

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     Administration reports  during  the  course  of  the  1993-94  fiscal  year indicated that while economic recovery appeared to have started in the second half of the fiscal year, recessionary conditions continued longer than had been anticipated when the 1993-94 Budget Act was adopted. Overall, revenues to the 1993-1994 fiscal year were about $800 million lower than original projections, and expenditures were about $780 million higher, primarily because of higher health and welfare caseloads, lower property taxes which require greater State support for K-14 education to make up the shortfall, and lower than anticipated Federal government payments for immigration-related costs. The reports in May and June 1994, indicated that revenues in the second half of the 1993-94 fiscal year have been very close to the projections made in the Governor's Budget of January 10, 1994, which is consistent with a slow turn around in the economy.

     The Department of Finance's July 1994 Bulletin, including the final June receipts, reported that June revenues were $114 million (2.5%) above projection, with final end-of-year results at $377 million (about 1%) above the May Revision projections. Part of this result was due to end-of-year adjustments and reconciliations. Personal income tax and sales tax continued to track projections very well. The largest factor in the higher anticipated revenues was from bank and corporation taxes, which were $140 million (18.4%) above projection in June.

     During the 1993-94 fiscal year, the State implemented the Deficit Retirement Plan, which was part of the 1993-94 Budget Act, by issuing $1.2 billion of revenue anticipation warrants in February 1994 maturing December 21, 1994. This borrowing reduced the cash deficit at the end of the 1993-94 fiscal year. Nevertheless, because of the $1.5 billion variance from the original 1993-94 Budget Act assumptions, the General Fund ended the fiscal year at June 30, 1994 carrying forward an accumulated deficit of approximately $1.8 billion.

     Because of the revenue shortfall and the State's reduced internal borrowable cash resources, in addition to the $1.2 billion of revenue anticipation warrants issued as part of the Deficit Retirement Plan, the State issued an additional $2.0 billion of revenue anticipation warrants, maturing July 26, 1994, which were needed to fund the State's obligations and expenses through the end of the 1993-94 fiscal year.

     The 1994-95 fiscal year represents the fourth consecutive year the Governor and Legislature were faced with a very difficult budget environment to produce a balanced budget. Many program cost and budgetary adjustments were made in the last three years. The Governor's Budget Proposal, as updated in May and June 1994, recognized that the accumulated deficit could not be repaid in one year, and proposed a two-year solution. The budget proposal sets forth revenue and expenditure forecasts and revenue and expenditure proposals which result in operating surpluses for the budget for both 1994-95 and 1995-96, and lead to the elimination of the accumulated budget deficit, estimated at about $1.8 billion at June 30, 1994, by June 30, 1996.

     The 1994-95 Budget Act, signed by the Governor on July 8, 1994, projects revenues and transfers of $41.9 billion, $2.1 billion higher than revenues in 1993-94. This reflected the Administration's forecast of an improving economy. The 1994-95 Budget Act projected Special Fund revenues of $12.1 billion, a decrease of 2.4% from 1993-94 estimated revenues. The 1994-95 Budget Act projected General Fund expenditures of $40.9 billion, an increase of $1.6 billion over

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
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the 1993-94 fiscal  year. The  1994-95 Budget  Act also  projected Special  Fund expenditures of $13.7 billion, a 5.4% increase over 1993-94 fiscal year estimated expenditures.

     The 1994-95 Budget Act contained no tax increases. Under legislation enacted for the 1993-94 Budget Act, the renters' tax credit was suspended for two years (1993 and 1994). A ballot proposition to permanently restore the renters' tax credit after this year failed at the June 1994 election. The Legislature enacted a further one-year suspension of the renters' tax credit, for 1995, saving about $390 million in the 1995-96 fiscal year.

     The 1994-95 Budget Act assumed that the State would use a cash flow borrowing program in 1994-95 which combines one-year notes and two-year warrants, which have now been issued. Issuance of the warrants allows the State to defer repayment of approximately $1.0 billion of its accumulated budget deficit into the 1995-96 fiscal year. The Budget Adjustment Law, described above, enacted along with the 1994-95 Budget Act is designed to ensure that the warrants will be repaid in the 1995-96 fiscal year.

     RECENT ECONOMIC TRENDS. Reports by the Department of Finance in May, 1995 indicate that, with economic recovery well underway in the State, General Fund revenues for the entire 1994-95 fiscal Year were above projections, and expenditures were below projections because of slower than anticipated health/welfare caseload growth and school enrollments. The aggregate effect improved the budget picture by about $500 million, leaving an estimated budget deficit of about $630 million at June 30, 1995.

     For the first time in four years, the state enters the upcoming 1995-96 fiscal year with strengthening revenues based on an improving economy. On January 10, 1995, the Governor presented his 1995-96 Fiscal Year Budget Proposal (the ' Proposed Budget'). The Proposed Budget estimates General Fund revenues and transfers of $42.5 billion (an increase of 0.2% over 1994-95). This nominal increase from 1994-95 fiscal year reflects the Governor's realignment proposal and the first year of his tax cut proposal. Without these two proposals, General Fund revenues would be projected at approximately $43.8 billion, or an increase of 3.3% over 1994-95. Expenditures are estimated at $41.7 billion (essentially unchanged from 1994-95). Special Fund revenues are estimated at $13.5 billion (10.7% higher than 1994-95) and Special Fund expenditures are estimated at $13.8 billion (12.2% higher than 1994-95). The Proposed Budget projects that the General Fund will end the fiscal year at June 30, 1996 with a budget surplus in SFBU of about $92 million, or less than 1% of General Fund expenditures, and will have repaid all of the accumulated budget deficits.

     Revised employment data indicate that California's recession ended in 1993, and following a period of stability, a solid recovery is now underway. The State's unemployment rate fell from 9.2% in fiscal 1993 to 8.6% in fiscal 1994. The national unemployment rate in 1994 was 6.1%. The number of employed Californians increased more than 250,000 during fiscal 1994.

     Other indicators, including retail sales, homebuilding activity, existing home sales and bank lending volume all confirm the State's recovery.

     Personal income was severely affected by the Northridge Earthquake, which reduced the first quarter 1994 figure by $22 billion at an annual rate, reflecting the uninsured damage to residences and unincorporated businesses. As a result, personal income growth for all of 1994

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was  about 2.8%.  However, excluding the  Northridge effects,  growth would have been in excess of 3%.

INVESTMENT RESTRICTIONS

The Fund has adopted the following restrictions as fundamental policies. These restrictions cannot be changed without approval by the holders of a majority of the outstanding shares of the Fund, defined in the Investment Company Act of 1940, as amended (the 'Act'), as the lesser of (i) 67% of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the Fund's outstanding shares. The Fund may not:

          1. Purchase securities other than Municipal Obligations and Taxable Investments as those terms are referred to above and in the Prospectus.

          2. Borrow money, except from banks for temporary or emergency (not leveraging) purposes, in an amount up to 10% of the Fund's total assets (including the amount borrowed) based upon the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

          3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 10% of the value of its total assets, but only to secure borrowings for temporary or emergency purposes.

          4. Make loans to others, except through the purchase of qualified debt obligations and entry into repurchase agreements referred to above and in the Prospectus.

          5. Purchase or sell real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein.

          6. Sell securities short or purchase securities on margin.

          7. Purchase securities subject to restrictions on disposition under the Securities Act of 1933. The Fund may not enter into repurchase agreements maturing in more than seven days or purchase securities that are not readily marketable (which securities include floating and variable rate demand notes as to which the Fund cannot exercise the demand feature described in the Fund's Prospectus on less than seven days notice and as to which there is no secondary market), if, in the aggregate, more than 10% of its net assets would be so invested. The Fund may not invest in time deposits maturing in more than seven days and time deposits maturing in from two business days through seven calendar days may not exceed 10% of the Fund's net assets.

          8. Underwrite securities of other issuers, except that the Fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available.

          9. Purchase the securities of any other registered investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets.

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          10. Purchase securities of  any issuer for  the purpose of  exercising control or management.

          11. Invest more than 25% of its assets in the securities of issuers in any single industry; however, there is no limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, securities issued by domestic banks and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     For purposes of restriction 11, industrial development bonds, where payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an 'industry.'

     If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in value of portfolio securities or amount of net assets will not be considered a violation of any of the foregoing restrictions.

                             MANAGEMENT OF THE FUND


Information   regarding  the  Trustees  and  officers  of  the  Fund,  including information as to their principal business occupations during the last five years, is listed below.


     David J. Beaubien, 61, Trustee. Chairman of Yankee Environmental Systems, Inc., manufacturer of meteorological measuring instruments. Director of IEC, Inc., manufacturer of electronic assemblies, Belfort Instruments, Inc., manufacturer of environmental instruments, and Oriel Corp., manufacturer of optical instruments. Prior to January 1991, Senior Vice President of EG&G, Inc., a company that makes and provides a variety of scientific and technically oriented products and services. Mr. Beaubien is a director or trustee of 11 other investment companies for which Mitchell Hutchins or PaineWebber Incorporated ('PaineWebber') serves as investment adviser.

     William W. Hewitt, Jr., 67, Trustee. Trustee of The Guardian Asset Allocation Fund, The Guardian Baillie Gifford International Fund, The Guardian Bond Fund, Inc., The Guardian Cash Fund, Inc., The Guardian Park Ave. Fund, The Guardian Stock Fund, Inc., The Guardian Cash Management Trust and The Guardian U.S. Government Trust. Mr. Hewitt is a director or trustee of 11 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

     Thomas R. Jordan, 66, Trustee. Principal of The Dilenschneider Group, Inc., a corporate communications and public policy counseling firm. Prior to January 1992, Senior Vice President of Hill & Knowlton, a public relations and public affairs firm. Prior to April 1991, President of The Jordan Group, a management consulting and strategies development firm. Mr. Jordan is a director or trustee of 10 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.


     Carl W. Schafer, 59, Trustee. President of the Atlantic Foundation, a charitable foundation supporting mainly oceanographic exploration and research. Director of International Agritech Resources, Inc., an agribusiness investment and consulting firm, Ardic Exploration and Development Ltd., Evans Systems, Inc. and Hidden Lake Gold Mines Ltd., gold mining companies, Electronic Clearing House, Inc., a financial transactions processing company,

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Wainoco Oil Corporation and Nutraceutix, Inc., a biotechnology company. Prior to
January 1993, chairman of the Investment Advisory Committee of the Howard Hughes Medical Institute and director of Ecova Corporation, a toxic waste treatment firm. Mr. Schafer is a director or trustee of 10 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.



     Margo N. Alexander, 48, President. President, chief executive officer and a director of Mitchell Hutchins. Prior to January 1995, an executive vice president of PaineWebber. Ms. Alexander is also a director or trustee of two investment companies and president of 37 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.


     Teresa M. Boyle, 37, Vice President. First vice president and manager -- advisory administration of Mitchell Hutchins. Prior to November 1993, compliance manager of Hyperion Capital Management, Inc., an investment advisory firm. Prior to April 1993, a vice president and manager -- legal administration of Mitchell Hutchins. Ms. Boyle is also a vice president of 37 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

     Scott H. Griff, 29, Vice President and Assistant Secretary. Vice president and attorney of Mitchell Hutchins. Prior to January 1995, an associate at the law firm of Cleary, Gottlieb, Steen & Hamilton. Mr. Griff is also a vice president and assistant secretary of 10 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.


     C. William Maher, 34, Vice President and Assistant Treasurer. Mr. Maher is a first vice president and a senior manager of the mutual fund finance division of Mitchell Hutchins. Mr. Maher is also a vice president and assistant treasurer of 37 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.


     Ann E. Moran, 38, Vice President and Assistant Treasurer. Vice president of Mitchell Hutchins. Ms. Moran is also a vice president and assistant treasurer of 37 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

     Dianne E. O'Donnell, 43, Vice President and Secretary. Senior vice president and deputy general counsel of Mitchell Hutchins. Ms. O'Donnell is also a vice president and secretary of 37 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

     Gregory W. Serbe, 49, Vice President. Mr. Serbe is a managing director of Mitchell Hutchins. Mr. Serbe is also a vice president of 8 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

     Victoria E. Schonfeld, 44, Vice President. Managing director and general counsel of Mitchell Hutchins. From April 1990 to May 1994, a partner in the law firm of Arnold & Porter. Ms. Schonfeld is also a vice president and assistant secretary of 37 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.


     Paul H. Schubert, 32, Vice President and Assistant Treasurer. First vice president and a senior manager of the mutual fund finance division of Mitchell Hutchins. From August 1992 to August 1994, vice president at BlackRock Financial Management, Inc. Prior to August 1992, an audit manager with Ernst & Young LLP. Mr. Schubert is also a vice president and assistant treasurer of

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
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37 other investment companies for which Mitchell Hutchins or PaineWebber  serves as investment adviser.

     Julian F. Sluyters, 35, Vice President and Treasurer. Senior vice president and the director of the mutual fund finance division of Mitchell Hutchins. Prior to 1991, an audit senior manager with Ernst & Young LLP. Mr. Sluyters is also a vice president and treasurer of 37 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

     Gregory K. Todd, 38, Vice President and Assistant Secretary. First vice president and associate general counsel of Mitchell Hutchins. Prior to 1993, a partner with the law firm of Shereff, Friedman, Hoffman & Goodman. Mr. Todd is also a vice president and assistant secretary of 37 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.


     The address of each of the Trustees is: Mr. Beaubien, Montague Industrial Park, 101 Industrial Road, Box 7461, Turners Falls, Massachusetts 01376; Mr. Hewitt, P.O. Box 2359, Princeton, New Jersey 08543-2359; Mr. Jordan, 200 Park Avenue, New York, New York 10166; and Mr. Schafer, P.O. Box 1164, Princeton, New Jersey 08542. The address of the officers listed above is 1285 Avenue of the Americas, New York, New York 10019.


     By virtue of the management responsibilities assumed by PaineWebber under the Investment Advisory and Administration Agreement, the Fund requires no executive employees other than its officers, each of whom is employed by either PaineWebber or Mitchell Hutchins and none of whom devotes full time to the affairs of the Fund. Trustees and officers of the Fund, as a group, owned less than 1% of the outstanding shares of beneficial interest of the Fund as of November 1, 1995. No officer, director or employee of PaineWebber or Mitchell Hutchins or any affiliate receives any compensation from the Fund for serving as an officer or Trustee of the Fund. The Fund pays each Trustee who is not an officer, director or employee of PaineWebber or Mitchell Hutchins or any of its affiliates an annual retainer of $1,000 and $375 for each Trustees' meeting attended, and reimburses the Trustee for out-of-pocket expenses associated with attendance at Trustees' meetings. The Chairman of the Trustees' audit committee receives an annual fee of $250. The amount of compensation paid by the Fund to each Trustee for the fiscal year ended July 31, 1995, and the aggregate amount of compensation paid to each such Trustee for the year ended December 31, 1994 by all investment companies in the same fund complex for which such person is a Board member were as follows:


                                                                                                        (5)
                                                              (3)                                TOTAL COMPENSATION
                                        (2)                PENSION OR               (4)            FROM FUND AND
             (1)                     AGGREGATE        RETIREMENT BENEFITS    ESTIMATED ANNUAL     OTHER INVESTMENT
        NAME OF BOARD            COMPENSATION FROM     ACCRUED AS PART OF      BENEFITS UPON      COMPANIES IN THE
            MEMBER                     FUND             FUND'S EXPENSES         RETIREMENT         FUND COMPLEX*
------------------------------   -----------------    --------------------   -----------------   ------------------
David J. Beaubien                     $2,500                  None                 None               $80,700
William W. Hewitt, Jr.                $2,500                  None                 None               $74,425
Thomas R. Jordan                      $2,500                  None                 None               $83,125
Carl W. Schafer                       $2,700                  None                 None               $84,575


------------

* Represents total compensation paid to each Trustee during the calendar year ended December 31, 1994.

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                     INVESTMENT ADVISORY AND OTHER SERVICES

PaineWebber, the Fund's investment adviser and administrator, and Mitchell Hutchins, the Fund's sub-adviser and sub-administrator, are located at 1285 Avenue of the Americas, New York, New York 10019.

     Subject to the supervision and direction of the Fund's Trustees, Mitchell Hutchins manages the Fund's portfolio in accordance with the stated policies of the Fund. Mitchell Hutchins makes investment decisions for the Fund and places the purchase and sale orders for portfolio transactions. In addition, Mitchell Hutchins pays the salaries of all officers and employees who are employed by both it and the Fund, maintains office facilities, furnishes statistical and research data, clerical help and accounting, data processing, bookkeeping, internal auditing and legal services and certain other services required by the Fund, prepares reports to shareholders, tax returns to and filings with the SEC and state Blue Sky authorities, is responsible for the calculation of the net asset value of shares and generally assists in all aspects of the Fund's operations. Mitchell Hutchins bears all expenses in connection with the performance of its services.

     Expenses incurred in the operation of the Fund, including, but not limited to, taxes, interest, brokerage fees and commissions, fees of Trustees who are not officers, directors, stockholders or employees of PaineWebber or Mitchell Hutchins, SEC fees and related expenses, state Blue Sky qualification fees, charges of the custodian and transfer, dividend disbursing and recordkeeping agent, charges and expenses of any outside service used for pricing of the Fund's portfolio securities and calculating net asset value, outside auditing and legal expenses, and costs of maintenance of trust existence, investor services, printing of prospectuses and statements of additional information for regulatory purposes or for distribution to shareholders, shareholders' reports and trust meetings, are borne by the Fund.

     The Investment Advisory and Administration Agreement remains in effect for successive annual periods provided continuance is approved at least annually by
(i) the Trustees of the Fund or (ii) vote by the holders of a majority, as defined in the Act, of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Trustees who are not interested persons, as defined in the Act, of the Fund or PaineWebber or Mitchell Hutchins, by vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory and Administration Agreement is terminable without penalty, on not more than 60 days' nor less than 30 days' notice, by the Trustees of the Fund or by vote of the holders of a majority of the outstanding voting securities of the Fund or by PaineWebber. The Investment Advisory and Administration Agreement will terminate automatically in the event of its assignment.

     As compensation for PaineWebber's services rendered to the Fund, the Fund pays a fee, computed daily and paid monthly, at an annual rate of .50% of the Fund's average daily net assets. The fees paid to Kidder Peabody Asset Management, Inc., the Fund's predecessor investment adviser and administrator, or PaineWebber for the fiscal years ended July 31, 1993, 1994 and 1995 were $1,009,226, $1,026,841 and $787,433, respectively.

     PaineWebber  has agreed that if, in any fiscal year, the aggregate expenses
of  the  Fund  (including   fees  pursuant  to   the  Investment  Advisory   and
Administration Agreement but

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excluding  interest, taxes,  brokerage and  distribution fees  and extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Fund, PaineWebber will reimburse the Fund for such excess expense. This expense reimbursement obligation is not limited to the amount of PaineWebber's fee. Such expense reimbursement, if any, will be estimated, reconciled and credited on a monthly basis. The Fund believes that currently the most stringent state expense limitation applicable to the Fund is 2 1/2% of the first $30 million of the average daily net assets of the Fund, 2% of the next $70 million and 1 1/2% of the remaining average daily net assets of the Fund. During the fiscal year ended July 31, 1995, the Fund's expenses did not exceed such limitations.

     PaineWebber shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Investment Advisory and Administration Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its
obligations  and  duties  under  the  Investment  Advisory  and   Administration
Agreement.

     Mitchell Hutchins personnel may invest in securities for their own accounts pursuant to a code of ethics that describes the fiduciary duty owed to shareholders of the PaineWebber and PaineWebber/Kidder, Peabody ('PW/KP') mutual funds and other Mitchell Hutchins' advisory accounts by all Mitchell Hutchins' directors, officers and employees, establishes procedures for personal investing and restricts certain transactions. For example, employee accounts generally must be maintained at PaineWebber, personal trades in most securities require pre-clearance and short-term trading and participaton in initial public offerings generally are prohibited. In addition, the code of ethics puts restrictions on the timing of personal investing in relation to trades by PaineWebber and PW/KP mutual funds and other Mitchell Hutchins advisory clients.

     Investors Fiduciary Trust Company ('IFTC'), 127 West 10th Street, Kansas City, Missouri 64105, serves as the Fund's custodian. PFPC Inc., a subsidiary of PNC Bank, National Association, whose principal address is 400 Bellevue, Wilmington, Delaware 19809, acts as transfer, dividend disbursing and recordkeeping agent. As custodian, IFTC maintains custody of the Fund's portfolio securities. As transfer agent, PFPC Inc. maintains the Fund's official record of shareholders, as dividend disbursing agent, it is responsible for crediting dividends to shareholders' accounts and, as recordkeeping agent, it maintains certain accounting and financial records of the Fund.

     PaineWebber is the distributor of the Fund's shares and is acting on a best efforts basis.


     The Trustees believe that the Fund's expenditures under the Fund's Plan of Distribution pursuant to Rule 12b-1 benefit the Fund and its shareholders by providing better shareholder services. For the fiscal year ended July 31, 1995, PaineWebber and/or Kidder, Peabody & Co. Incorporated, the Fund's predecessor distributor, received $188,983 from the Fund, of which approximately $110,503 was spent on payments to investment executives and approximately $78,480 was spent on overhead-related expenses.


     Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, acts as independent auditors for the Fund. In such capacity, Ernst & Young LLP audits the Fund's annual financial statements. For the fiscal year ended July 31, 1994, and prior thereto, the Fund's independent auditors were Deloitte & Touche LLP, 2 World Financial Center, New York, New York 10281.

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     Stroock & Stroock & Lavan, 7 Hanover Square, New York, New York 10004-2696,
is counsel for the Fund.

                             PRINCIPAL SHAREHOLDERS

To the knowledge of the Fund, Nathaniel N. Ratner, Trustee, UDT 12/17/82, The Nathaniel N. and Sara Ratner Living Trust, c/o Mitchell Hutchins, 1285 Avenue of the Americas, New York, New York 10019, owned of record 5% of the Fund's outstanding shares of beneficial interest on November 1, 1995.

     The Fund is not aware as to whether or to what extent shares owned of record also are owned beneficially.

                             PORTFOLIO TRANSACTIONS

Portfolio securities are purchased from and sold to parties acting as either principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales are allocated to various dealers. Usually no brokerage commissions, as such, are paid by the Fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally are executed at a price between the bid and asked price. No brokerage commissions have been paid by the Fund to date.

     Transactions are allocated to various dealers by Mitchell Hutchins in its best judgment. The primary consideration is the prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable Mitchell Hutchins to supplement its own research and analysis with the views and information of other securities firms.

     Information so received supplements, but does not replace, that to be provided by Mitchell Hutchins, and Mitchell Hutchins' fee is not reduced as a consequence of the receipt of any such supplemental information. Such information may be useful to Mitchell Hutchins in serving both the Fund and other clients and, conversely, supplemental information obtained by the placement of business of its clients may be useful to Mitchell Hutchins in carrying out its obligations to the Fund.

     Investment decisions for the Fund are made independently from those of any other fund managed by Mitchell Hutchins. If, however, funds managed by Mitchell Hutchins are simultaneously engaged in the purchase or sale of the same security, the transactions are averaged as to price and allocated equitably to each fund. In some cases, this system might adversely affect the price paid or received by the Fund or the size of the position obtainable for, or disposable by, the Fund.

                               SHARES OF THE FUND

The Declaration of Trust of the Fund permits the Trustees to issue an unlimited number of full and fractional shares of a single class and to divide or combine the shares into a greater or lesser

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number of shares without thereby changing the proportionate beneficial interests in the Fund. Each share represents an equal proportionate interest in the Fund with each other share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. Shares have no preemptive or conversion rights. Shares are fully paid and non-assessable by the Fund.

     The shareholders of the Fund are entitled to a full vote for each full share held (and proportionate, fractional votes for fractional shares held). The Trustees themselves have the power to alter the number and the terms of office of the Trustees, and they may at any time lengthen their own terms and make their terms of unlimited duration (subject to certain removal procedures) and appoint their own successors, provided that always at least a majority of the Trustees have been elected by the shareholders of the Fund. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees. The Fund is not required to hold Annual Meetings of Shareholders. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust.

     The Fund is a trust fund of the type commonly known as a 'Massachusetts business trust.' Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the Fund, which is not the case with a corporation. The Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, obligation, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

     Special counsel for the Fund is of the opinion that no personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions and with respect to tort claims, contract claims where the provision referred to is omitted from the undertaking, claims for taxes and certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of any such liability the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund, with the advice of counsel, in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for the liabilities of the Fund.

     The Declaration of Trust further provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence, or reckless disregard of his or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

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                       REDEMPTION AND EXCHANGE OF SHARES

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the New York Stock Exchange ('NYSE') is closed other than for customary weekend and holiday closings, (b) when trading in the markets the Fund normally utilizes is restricted, or when an emergency, as defined by the rules and regulations of the SEC, exists, making disposal of the Fund's investments or determination of its net asset value not reasonably practicable, or (c) for any other periods as the SEC by order may permit for protection of the Fund's shareholders.

     Shares  of  the  Fund  may  be  exchanged  for  shares  of  the   following
PaineWebber/Kidder, Peabody funds, to the extent such shares are offered for sale in the shareholder's state of residence:

          PaineWebber/Kidder, Peabody Cash Reserve Fund, Inc.

          PaineWebber/Kidder, Peabody Municipal Money Market
          Series -- Connecticut Series.

          PaineWebber/Kidder, Peabody Municipal Money Market Series -- New Jersey Series.

          PaineWebber/Kidder, Peabody Premium Account Fund.

     The right of exchange may be suspended or postponed if (a) there is a suspension of the redemption of Fund shares under Section 22(e) of the Act, or
(b) the Fund temporarily delays or ceases the sale of its shares because it is unable to invest amounts effectively in accordance with its applicable investment objective, policies and restrictions.

                        DETERMINATION OF NET ASSET VALUE

The net asset value of the Fund will not be computed on the following NYSE holidays (observed): New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. The days on which net asset value is determined are the Fund's business days. Net asset value is computed by dividing the value of the Fund's total assets less liabilities by the total number of shares outstanding. The Fund's expenses and fees, including PaineWebber's fee, are accrued daily and taken into account for the purpose of determining net asset value. It is the Fund's policy to attempt to maintain a net asset value of $1.00 per share for purposes of sales and redemptions, although there can be no assurance that the Fund will always be able to do so.

     The Fund maintains a dollar-weighted average portfolio maturity of 90 days or less, purchases only instruments having remaining maturities of 397 days or less and invests only in securities which present minimal credit risks and are of high quality as determined by any major rating service or, in the case of any instrument that is not rated, of comparable quality as determined by the Trustees.

     The valuation of the Fund's portfolio securities is based on their amortized cost, which does not take into account unrealized gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While

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this  method provides  certainty in valuation,  it may result  in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

     In connection with the utilization of the amortized cost method of valuation, the Trustees have established procedures reasonably designed, taking into account current market conditions and the Fund's investment objective, to stabilize net asset value per share as computed for the purpose of sales and redemptions at $1.00. These procedures include periodic review, as the Trustees deem appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the amortized cost value per share and the net asset value per share based on available indications of market value. In such review, market quotations and market equivalents are obtained from an independent pricing service (the 'Service') approved by the Trustees. The Service values the Fund's investments based on methods which include consideration of: yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications of values from dealers; and general market conditions. The Service also may employ electronic data processing techniques and/or a matrix system to determine valuations.

     In the event of a difference of over 1/2 of 1% between the Fund's net asset value based on available market quotations or market equivalents and $1.00 per share based on amortized cost, the Trustees will promptly consider what action, if any, should be taken. The Trustees also will take such action as they deem appropriate to eliminate or to reduce to the extent reasonably practicable any material dilution or other unfair results which might arise from differences between the two. Such action may include redeeming shares in kind, selling portfolio instruments prior to maturity to realize capital gains or losses, or to shorten the average portfolio maturity, withholding dividends, making distributions from capital or capital gains, utilizing a net asset value per share as determined by using available market quotations, or reducing the number of its outstanding shares. Any reduction of outstanding shares will be effected by having each shareholder proportionately contribute to the Fund's capital the necessary shares that represent the excess upon such determination. Each shareholder will be deemed to have agreed to such contribution in these circumstances by his investment in the Fund.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

If, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's total assets consists of municipal tax exempt obligations, then the Fund may designate and pay Federal exempt-interest dividends from interest earned on all such tax exempt obligations. Such exempt-interest dividends may be excluded by shareholders of the Fund from their gross income for Federal income tax purposes. Dividends derived from Taxable Investments, together with distributions from any net realized short-term securities gains, generally are taxable as ordinary income for Federal income tax purposes whether or not reinvested. Distributions from net realized long-term securities gains generally are taxable as long-term capital gains to a shareholder who is a citizen or resident of the United States, whether or not reinvested and regardless of the length of time the shareholder has held his shares.

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     If, at the close of each quarter of  its taxable year, at least 50% of  the value of the Fund's total assets consists of obligations which, when held by an individual, the interest therefrom is exempt from California taxation, and if the Fund qualifies as a management company under the California Revenue and Taxation Code, then the Fund will be qualified to pay dividends to its shareholders that are exempt from California personal income tax (but not from California franchise tax). However, the total amount of such California exempt-interest dividends paid by the Fund to a non-corporate shareholder with respect to any taxable year cannot exceed such shareholder's pro rata share of interest received by the Fund during such year that is exempt from California personal income tax less any expenses and expenditures deemed to relate to such interest.

     For shareholders subject to the California personal income tax, exempt-interest dividends derived from California Municipal Obligations will not be subject to the California personal income tax. Distributions from net realized short-term capital gains to California resident shareholders will be subject to the California personal income tax as ordinary income. Distributions from net realized long-term capital gains may constitute long-term capital gains for individual California resident shareholders. Unlike under Federal tax law, the Fund's shareholders will not be subject to California personal income tax, or receive a credit for California taxes paid by the Fund, on undistributed capital gains. In addition, California tax law does not consider any portion of the exempt-interest dividends paid an item of tax preference for the purpose of computing the California alternative minimum tax.

     The Internal Revenue Code of 1986, as amended (the 'Code'), provides that if a shareholder has not held his Fund shares for more than six months (or such shorter period as the Internal Revenue Service may prescribe by regulation) and has received an exempt-interest dividend with respect to such shares, any loss incurred on the sale of such shares will be disallowed to the extent of the exempt-interest dividend received.

     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, all or a portion of any gain realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Code.

                 DETERMINATION OF CURRENT AND EFFECTIVE YIELDS

The Fund provides current and effective yield quotations based on its daily dividends. See 'Dividends, Distributions and Taxes' in the Fund's Prospectus. Such quotations are made in reports, sales literature and advertisements published by the Fund.

     Current yield is computed by determining the net change exclusive of capital changes in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a seven day calendar period, dividing the net change in account value by the value of the account at the beginning of the period and multiplying the return over the seven day period by 365/7. For purposes of the calculation, net change in account value reflects the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but does not reflect realized gains or losses or

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unrealized   appreciation  or  depreciation.  Effective  yield  is  computed  by annualizing the seven-day return with all dividends reinvested in additional shares of the Fund.

     Current and effective yields fluctuate and are not necessarily representative of future results. The shareholder should remember that yield is a function of the type and quality of the instruments in the portfolio, portfolio maturity and operating expenses. See 'Investment Objective and Policies' in the Fund's Prospectus and 'Investment Advisory and Other Services' above. Current and effective yield information is useful in reviewing the Fund's performance, but because current and effective yields will fluctuate such information may not provide a basis for comparison with bank deposits, other investments which pay a fixed yield for a stated period of time or other investment companies which may use a different method of calculating yield. A shareholder's principal in the Fund is not guaranteed. See 'Determination of Net Asset Value' for a discussion of the manner in which the Fund's price per share is determined.

     Historical and comparative yield information may be presented by the Fund.

                              FINANCIAL STATEMENTS

The Fund's Annual Report to Shareholders for the fiscal year ended July 31, 1995 is a separate document supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated by reference in this Statement of Additional Information.

                             RATINGS OF SECURITIES

RATINGS IN GENERAL

A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, Mitchell Hutchins believes that the quality of Municipal Obligations should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons. The following is a description of the characteristics of ratings used by Moody's and S&P.

RATING BY MOODY'S
MUNICIPAL BONDS

     AAA. Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various

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protective elements are likely to change, such changes as can be visualized  are most unlikely to impair the fundamentally strong position of such bonds.

     AA. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa bonds.

     CONDITIONAL RATINGS. The designation 'Con.' followed by a rating indicates bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. A parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.

     Note: Those bonds in the Aa group which Moody's believes possess the strongest investment attributes are designated by the symbol Aa1.

MUNICIPAL NOTES

     MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

VARIABLE AND FLOATING RATE DEMAND OBLIGATIONS

Moody's assigns a dual rating, one representing an evaluation of the degree of risk associated with scheduled principal and interest payments and the other representing an evaluation of the degree of risk associated with the demand feature (VMIG) to variable and floating rate demand obligations.

     Depending upon the maturity of a variable or floating rate obligation, it is assigned either a municipal bond and VMIG rating or a municipal note and VMIG rating. The VMIG ratings include the following:

          VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

          VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

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COMMERCIAL PAPER

     PRIME-1. This designation is the highest commercial paper rating assigned by Moody's. Denotes superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

           -- Leading market positions in well established industries.

           -- High rates of return on funds employed.

           -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

           -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

           -- Well established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2. Denotes a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

RATINGS BY S&P
MUNICIPAL BONDS

     AAA. Bonds rated AAA have the highest rating. Capacity to pay interest and repay principal is extremely strong.

     AA. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

     In order to provide more detailed indications of credit quality, the AA rating described above may be modified by the addition of a plus or a minus sign to show relative standing within the rating category.

     PROVISIONAL RATINGS. The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

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MUNICIPAL NOTES

     SP-1. Notes rated SP-1 have very strong or strong capacity to pay principal
and   interest.  Those   issues  determined   to  possess   overwhelming  safety
characteristics are designated as SP-1+.

     Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

           -- Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

           -- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

VARIABLE AND FLOATING RATE DEMAND OBLIGATIONS

S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a demand feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are usually used to denote the put (demand) option (for example, AAA/A-1+). Normally, demand notes receive note rating symbols combined with commercial paper symbols (for example, SP-1/A-1+).

COMMERCIAL PAPER

     A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

     A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designated A-1+.

--------------------------------------------------------
Contents
--------------------------------------------------------
Investment Objective and Policies                      2
--------------------------------------------------------
Management of the Fund                                17
--------------------------------------------------------
Investment Advisory and Other Services                20
--------------------------------------------------------
Principal Shareholders                                22
--------------------------------------------------------
Portfolio Transactions                                22
--------------------------------------------------------
Shares of the Fund                                    22
--------------------------------------------------------
Redemption and Exchange of Shares                     24
--------------------------------------------------------
Determination of Net Asset Value                      24
--------------------------------------------------------
Dividends, Distributions and Taxes                    25
--------------------------------------------------------
Determination of Current and Effective Yields         26
--------------------------------------------------------
Financial Statements                                  27
--------------------------------------------------------
Ratings of Securities                                 27
--------------------------------------------------------


                                PaineWebber/
                                     Kidder,
                                     Peabody
                                  California
                                         Tax
                                      Exempt
                                       Money
                                        Fund


   Statement of
   Additional
   Information

   December 1, 1995


                           STATEMENT OF DIFFERENCES

     The dagger shall be expressed as ..........................  'D'
     The service mark shall be expressed as .................... 'sm'